--------------------------------------------------------------------------------
                              P R O S P E C T U S
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                        MORGAN STANLEY MONEY MARKET FUND
                   MORGAN STANLEY TAX-FREE MONEY MARKET FUND
            MORGAN STANLEY GOVERNMENT OBLIGATIONS MONEY MARKET FUND
                               PORTFOLIOS OF THE
                           MORGAN STANLEY FUND, INC.
                P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798
                      FOR INFORMATION CALL 1-800-282-4404
                                 --------------

    Morgan Stanley Fund, Inc. (the "Fund") is an open-end management investment company, or mutual fund, which consists of seventeen diversified and non-diversified investment portfolios. This prospectus (the "Prospectus") describes the shares of the Morgan Stanley Money Market Fund, the Morgan Stanley Tax-Free Money Market Fund and the Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds" and each an "Investment Fund"). The Fund is designed to make available to retail investors the expertise of Morgan Stanley Asset Management Inc., the investment adviser (the "Adviser") and administrator (the "Administrator"). Shares are available through Morgan Stanley & Co. Incorporated ("Morgan Stanley"), the Distributor, and investment dealers, banks and financial services firms that provide distribution, administrative or shareholder services ("Participating Dealers"). The Tax-Free Money Market Fund is not currently offering shares.

    The Money Market Funds are subject to certain special risk factors. For information about these risk factors, see "Prospectus Summary -- Risk Factors."

    INVESTMENTS IN THE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT AN INVESTMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    This Prospectus is designed to set forth concisely the information about the Money Market Funds that a prospective investor should know before investing and it should be retained for future reference. The Fund offers additional portfolios which are described in other prospectuses and under "Prospectus Summary" below. The Fund currently offers the following portfolios: (I) GLOBAL AND INTERNATIONAL EQUITY -- Morgan Stanley Global Equity Allocation, Morgan Stanley Asian Growth, Morgan Stanley Emerging Markets, Morgan Stanley Latin American and Morgan Stanley International Magnum Funds; (II) U.S. EQUITY -- Morgan Stanley American Value, Morgan Stanley Aggressive Equity and Morgan Stanley U.S. Real Estate Funds; (III) GLOBAL FIXED INCOME -- Morgan Stanley Global Fixed Income, Morgan Stanley Worldwide High Income and Morgan Stanley High Yield Funds; and (IV) MONEY MARKET -- Morgan Stanley Money Market and Morgan Stanley Government Obligations Money Market Funds. Additional information about the Fund is contained in a "Statement of Additional Information," dated September 26, 1996, which is incorporated herein by reference. The Statement of Additional Information and the prospectuses pertaining to the other portfolios of the Fund are available upon request and without charge by writing or calling the Fund at the address and telephone number set forth above.


    THE MONEY MARKET FUNDS' SHARES ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (FUND OR OTHERWISE) OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
        PROSPECTUS. ANY    REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS SEPTEMBER 26, 1996.

                                 FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of an Investment Fund may incur:


                                                                                                             GOVERNMENT
                                                                                               TAX-FREE      OBLIGATIONS
                                                                                    MONEY        MONEY      MONEY MARKET
SHAREHOLDER TRANSACTION EXPENSES                                                 MARKET FUND  MARKET FUND       FUND
-------------------------------------------------------------------------------  -----------  -----------  ---------------
Maximum Sales Load Imposed on Purchases........................................        None         None           None
Maximum Sales Load Imposed on Reinvested Dividends.............................        None         None           None
Maximum Deferred Sales Load....................................................        None         None           None
Redemption Fees................................................................        None         None           None
Exchange Fees..................................................................        None         None           None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Investment Advisory Fee (after expense reimbursement and/or fee waiver) (1)....        .36%         .14%           .41%
12b-1 Fees (after fee waivers) (1).............................................        .35%         .35%           .25%
Other Expenses.................................................................        .27%         .46%           .29%
Total Operating Expenses (after expense reimbursement and/or fee waiver).......        .98%         .95%           .95%


--------------

(1) The Adviser and the Distributor will voluntarily waive a portion of their respective fees and/or reimburse fund expenses until such time as they determine that the particular Investment Fund's performance is competitive with other comparable funds without such waivers. However, such fee waivers are voluntary and may be terminated at any time. There can be no assurances that any future waivers will not vary from the figures reflected in the expense table. Absent fee waivers, investment advisory fees would be 0.45% and 12b-1 fees would be 0.50% for each Investment Fund and total operating expenses would be 1.22% for the Money Market Fund, 1.41% for the Tax-Free Money Market Fund and 1.24% for the Government Obligations Money Market Fund. (Investment advisory fees are contractually reduced when average daily net assets exceed $250 million. (See "Management of the Fund".)) The percentages shown above representing annual fund operating expenses are based on net operating expenses for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio"), the predecessor portfolio to the Money Market Fund, and for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Money Market Portfolio"), the predecessor portfolio to the Government Obligations Money Market Fund, for the fiscal year ended June 30, 1996. The expenses for the Tax-Free Money Market Fund, which is not in operation, are estimates based on an estimated average net asset level for the first year of $50,000,000.


    The purpose of the above table is to assist the investor in understanding the various expenses that an investor in any of the Money Market Funds will bear directly or indirectly. "Other Expenses" include, among others, Directors' fees and expenses, amortization of organizational costs, filing fees, professional fees, and the costs for reports to shareholders. Due to the continuous nature of Rule 12b-1 fees, long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

    The following example illustrates the expenses that you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. (If it is assumed there are no redemptions, the expenses are the same.)

                                                                                                            GOVERNMENT
                                                                                   MONEY      TAX-FREE      OBLIGATIONS
                                                                                  MARKET        MONEY      MONEY MARKET
                                                                                 FUND (1)    MARKET FUND     FUND (1)
                                                                                -----------  -----------  ---------------
 1 Year.......................................................................   $      10    $      10      $      10
 3 Years......................................................................   $      31    $      30      $      30
 5 Years......................................................................   $      54            *      $      53
10 Years......................................................................   $     120            *      $     117

--------------
(1) The projected expenses are based upon the respective operating histories of the Predecessor Money Market Portfolio and the Predecessor Government Obligations Money Market Portfolio.

 * Because the Tax-Free Money Market Fund was not operational as of the date of this Prospectus, the Fund has not projected expenses beyond the three-year period shown.

    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Adviser in its discretion may terminate voluntary fee waivers and/or reimbursements at any time. Absent the waiver of fees or reimbursement of expenses, the amounts in the example above would be greater.

                              FINANCIAL HIGHLIGHTS


    The following tables provide financial highlights for the PCS Money Market Portfolio and PCS Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively, for each of the periods presented. The audited financial highlights for the shares for the fiscal year ended June 30, 1996 are part of the Fund's financial statements which appear in the PCS Cash Fund, Inc.'s June 30, 1996 Annual Report to Shareholders and in the Fund's Statement of Additional Information. The Predecessor Portfolios' financial highlights for each of the periods presented have been derived from financial statements audited by Coopers & Lybrand L.L.P., whose unqualified report thereon also appears in the Statement of Additional Information. Additional performance information for the shares of the Predecessor Portfolios is included in the Annual Report. The Annual Report and the financial statements therein, along with the Statement of Additional Information, are available at no cost from the Fund at the address and telephone number noted on the cover page of this Prospectus. The following financial highlights should be read in conjunction with the financial statements and notes thereto.


                             MONEY MARKET PORTFOLIO

                                                                                                              FOR THE PERIOD
                                                                                                              AUGUST 4, 1989
                                                FOR THE FISCAL YEAR ENDED JUNE 30,                           (COMMENCEMENT OF
                        ----------------------------------------------------------------------------------      OPERATIONS)
                            1996          1995          1994          1993          1992          1991       TO JUNE 30, 1990
                        ------------  ------------  ------------  ------------  ------------  ------------  -------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...............  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00       $    1.00
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment
   income.............      .0463         .0446         .0246         .0243         .0402         .0652           .0690
  Net realized gains
   on investments.....     (.0006)        .0001            --         .0001            --            --              --
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
LESS DIVIDENDS TO
 SHAREHOLDERS FROM:
  Net investment
   income.............     (.0463)       (.0446)       (.0246)       (.0243)       (.0402)       (.0652)         (.0690)
  Net realized
   gains..............         --        (.0001)           --        (.0001)           --            --              --
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
NET ASSET VALUE, END
 OF PERIOD............  $    1.00     $    1.00     $    1.00     $    1.00     $    1.00     $    1.00       $    1.00
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
TOTAL RETURN..........       4.72%         4.55%         2.49%         2.47%         4.11%         6.72%           7.12%(c)
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
                        ------------  ------------  ------------  ------------  ------------  ------------      -------
Ratio of expenses to
 average net assets...        .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)       .98%(b)         .98%(a)(b)
Ratio of net
 investment income to
 average net assets...       4.65%(b)      4.45%(b)      2.45%(b)      2.44%(b)      3.97%(b)      6.40%(b)        7.53%(a)(b)
Net assets at end of
 period (000).........  $ 170,973     $ 171,515     $ 176,599     $ 156,310     $ 190,034     $ 140,594       $  76,463
------------------------------------------------------------------------------------------------------------------

   (a)  Annualized.

   (b) Without voluntary fee waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, 1.27%, 1.27% and 1.48% (annualized), respectively. The ratio of net investment income to average net assets would have been 4.41%, 4.25%, 2.24%, 2.22%, 3.68%, 6.11% and 7.03% (annualized), respectively.

                         FINANCIAL HIGHLIGHTS CONTINUED
                 GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                                                          FOR THE PERIOD
                                                                                                          AUGUST 4, 1989
                                                           FOR THE FISCAL YEAR ENDED JUNE 30,            (COMMENCEMENT OF
                                                 ------------------------------------------------------     OPERATIONS)
                                                     1996          1995          1994          1993      TO JUNE 30, 1990
                                                 ------------  ------------  ------------  ------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $    1.00     $    1.00     $    1.00     $    1.00      $    1.00
                                                 ------------  ------------  ------------  ------------    --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................      .0464         .0448         .0243         .0246          .0094
  Net realized gains on investments............     (.0011)           --         .0011         .0002             --
                                                 ------------  ------------  ------------  ------------    --------
LESS DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income........................     (.0464)       (.0448)       (.0243)       (.0246)        (.0094)
  Net realized gains...........................     (.0001)           --         .0011        (.0002)            --
                                                 ------------  ------------  ------------  ------------    --------
NET ASSET VALUE, END OF PERIOD.................  $    1.00     $    1.00     $    1.00     $    1.00      $    1.00
                                                 ------------  ------------  ------------  ------------    --------
                                                 ------------  ------------  ------------  ------------    --------
TOTAL RETURN...................................       4.72%         4.58%         2.45%         2.51%          .094%(c)
Ratio of expenses to average net assets........        .95%(b)       .95%(b)       .95%(b)       .95%(b)        .95%(a)(b)
Ratio of net investment income to average net
 assets........................................       4.68%(b)      4.61%(b)      2.40%(b)      2.50%(b)       3.07%(a)(b)
Net assets at end of period (000)..............  $ 145,978     $  67,705     $ 102,551     $ 101,736      $ 269,627
------------------------------------------------------------------------------------------------------------------

   (a)  Annualized.

   (b) Without voluntary fee waiver of advisory and distribution fees, the ration of expenses to average net assets would have been 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized and the ratio of net investment income to average net assets would have been 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized.

   (c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.

                               PROSPECTUS SUMMARY

THE FUND

    The Fund currently consists of seventeen investment portfolios which are designed to offer investors a range of investment choices with Morgan Stanley Asset Management Inc. providing services as Adviser and Administrator and Morgan Stanley & Co. Incorporated providing services as Distributor. Each investment portfolio has its own investment objective and policies designed to meet its specific goals. The investment objective of each Investment Fund described in this Prospectus is as follows:

    - The MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    - The TAX-FREE MONEY MARKET FUND seeks to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal.

    - The GOVERNMENT OBLIGATIONS MONEY MARKET FUND seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

    The other investment portfolios of the Fund are described in other prospectuses which may be obtained from the Fund at the address and telephone number noted on the cover page of this Prospectus. The objectives of the Fund's other investment portfolios are listed below:

GLOBAL AND INTERNATIONAL EQUITY FUNDS:

    - The ASIAN GROWTH FUND seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers, excluding Japan.

    - The EMERGING MARKETS FUND seeks long-term capital appreciation by investing primarily in equity securities of emerging country issuers.

    - The EUROPEAN EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of European issuers.

    - The GLOBAL EQUITY ALLOCATION FUND seeks long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index.

    - The INTERNATIONAL MAGNUM FUND seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with EAFE country weightings determined by the Adviser.

    - The JAPANESE EQUITY FUND seeks long-term capital appreciation by investing primarily in equity securities of Japanese issuers.

    - The LATIN AMERICAN FUND seeks long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities.

U.S. EQUITY FUNDS:

    - The AMERICAN VALUE FUND seeks high long-term total return by investing in undervalued equity securities of small- to medium-sized corporations.

    - The AGGRESSIVE EQUITY FUND seeks capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities.

    - The GROWTH AND INCOME FUND seeks capital appreciation and current income by investing primarily in equity and equity-linked securities.

    - The U.S. REAL ESTATE FUND seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

GLOBAL FIXED INCOME FUNDS:

    - The GLOBAL FIXED INCOME FUND seeks to produce an attractive real rate of return while preserving capital by investing in fixed income securities of issuers throughout the world, including U.S. issuers.

    - The HIGH YIELD FUND seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the three highest rating categories of the recognized rating services.

    - The WORLDWIDE HIGH INCOME FUND seeks high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding fixed income securities of issuers throughout the world.

    THE GROWTH AND INCOME, JAPANESE EQUITY, EUROPEAN EQUITY AND TAX-FREE MONEY MARKET FUNDS CURRENTLY ARE NOT BEING OFFERED.

INVESTMENT MANAGEMENT


    Morgan Stanley Asset Management Inc. (the "Adviser" and the "Administrator"), a wholly-owned subsidiary of Morgan Stanley Group Inc., which, together with its affiliated asset management companies, had approximately $103.5 billion in assets under management as an investment manager or as a fiduciary adviser at June 30, 1996, acts as investment adviser to the Fund and each of its Money Market Funds. See "Management of the Fund -- Investment Adviser" and "-- Administrator." On June 24, 1996, Morgan Stanley Group Inc. entered into a definitive agreement to purchase the parent company of Van Kampen American Capital, Inc. Van Kampen American Capital, Inc. is the fourth largest non-proprietary mutual fund provider in the United States with $57.6 billion in assets under management as of June 30, 1996. The acquisition is expected to close by the end of November, 1996.


RISK FACTORS

    The investment policies of each Investment Fund entail certain risks and considerations of which an investor should be aware. Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that an Investment Fund will be able to maintain a stable net asset value of $1.00 per share. The Money Market and Government Obligations Money Market Funds, to the extent set forth under "Investment Objectives and Policies," may engage in the following investment practices: the use of repurchase agreements and reverse repurchase agreements; the purchase of mortgage-backed securities; the purchase of securities on a "when-issued" basis; and the purchase of securities on a "forward commitment" basis. The Money Market Fund may also invest in securities of foreign issuers, which are subject to certain risks not typically associated with U.S. securities. All of these transactions involve certain special risks, as set forth under "Investment Objectives and Policies."


HOW TO INVEST

    Shares of each of the Money Market Funds are offered at net asset value. Share purchases may be made through Morgan Stanley, through Participating Dealers or by sending payments directly to the Fund. The minimum initial investment is $1,000 for each Investment Fund, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $100, except that the minimum for subsequent investments for IRAs is $50 and there is no minimum for automatic reinvestment of dividends and distributions. See "Purchase of Shares."

HOW TO REDEEM

    Shares of each Investment Fund may be redeemed at any time at the net asset value per share of the Investment Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. If a shareholder reduces his/her total investment in shares of an Investment Fund to less than $1,000, the entire investment may be subject to involuntary redemption. See "Redemption of Shares."

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objective of each Investment Fund is described below, together with the policies the Investment Fund employs in its efforts to achieve its objective. Each Investment Fund's investment objective is a fundamental policy which may not be changed by the Investment Fund without the approval of a majority of the Investment Fund's outstanding voting securities. The investment policies described below are not fundamental policies and may be changed without shareholder approval. There is no assurance that an Investment Fund will attain its objective. For more information about certain investment practices common to two or more of the Money Market Funds and applicable quality requirements, see "Additional Investment Information."

THE MONEY MARKET FUND

    The Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Obligations held by the Money Market Fund will have remaining maturities of 397 days or less (except that portfolio securities which are subject to repurchase agreements may bear maturities exceeding 397 days). In pursuing its investment objective, the Money Market Fund invests in a broad range of U.S. dollar-denominated instruments, such as government, bank and commercial obligations, that may be available in the money markets and that satisfy strict credit quality standards imposed by the Investment Fund in accordance with applicable law ("Money Market Instruments"). The following descriptions illustrate the types of Money Market Instruments in which the Money Market Fund invests.

    BANK OBLIGATIONS. The Investment Fund may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Investment Fund may invest substantially in U.S. dollar-denominated obligations of foreign banks or foreign branches of U.S. banks where the Adviser deems the instrument to present minimal credit risks and to otherwise satisfy applicable quality standards. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Investment Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Investment Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

    COMMERCIAL PAPER. The Investment Fund may purchase commercial paper rated (at the time of purchase) "A-1" or "A-1+" by Standard & Poor's Ratings Group ("S&P") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or when deemed advisable by the Adviser and to the extent permitted under applicable regulations, limited amounts of issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively that the Adviser believes to be of high quality. The Investment Fund may also purchase commercial paper not rated by S&P or Moody's provided that such paper is determined by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. The applicable short-term corporate ratings are described in the Appendix to the Statement of Additional Information.

    UNITED STATES GOVERNMENT OBLIGATIONS. The Money Market Fund may invest in obligations issued or guaranteed by the United States Government, including United States Treasury securities and other securities backed by the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank. The Investment Fund may also invest in obligations issued or guaranteed by United States Government agencies or instrumentalities, such as the Federal Farm Credit System and the Federal Home Loan Banks, where the Investment Fund must look principally to the issuing or guaranteeing agency for ultimate repayment. For a more complete discussion of United States Government Obligations, see the description of the Government Obligations Money Market Fund.

    MUNICIPAL OBLIGATIONS. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. The Investment Fund may invest without limitation in high quality, short-term Municipal Obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for federal income tax purposes, when deemed appropriate by the Adviser in light of the Investment Fund's investment objective, and provided that such obligations carry yields that are competitive with those of other types of Money Market Instruments of comparable quality. For a more complete discussion of Municipal Obligations, see the description of the Tax-Free Money Market Fund. In addition, the Investment Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at the Investment Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligation to which such commitment relates. The Investment Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

THE TAX-FREE MONEY MARKET FUND


    The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with maintaining liquidity and stability of principal. The Tax-Free Money Market Fund invests substantially all of its assets in a diversified portfolio of high quality, short-term Municipal Obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, as the case may be, is exempt from the regular federal income tax. It is a fundamental policy of the Investment Fund that under normal market conditions, at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in short-term Municipal Obligations, the interest on which is exempt from regular federal income tax and is not an item of tax preference for noncorporate shareholders for purposes of the alternative minimum tax ("Tax-Exempt Interest"). All portfolio investments must satisfy strict credit quality standards imposed by the Fund in accordance with applicable law.


    MUNICIPAL OBLIGATIONS. The Fund invests in short-term Municipal Obligations which are determined by the Adviser to present minimal credit risks and to otherwise satisfy applicable quality standards pursuant to guidelines established by the Fund's Board of Directors and which at the time of purchase are considered to be "first-tier" securities -- e.g., rated "AAA" or higher by S&P or "Aaa" or higher by Moody's in the case of bonds; rated "SP-1" by S&P or "MIG-1" by Moody's in the case of notes; rated "VMIG-1" by Moody's in the case of variable rate demand notes; or rated "A-1" or "A-1+" by S&P or "Prime-1" by Moody's in the case of tax-exempt commercial paper. The Fund may also purchase securities that are not rated by S&P or Moody's at the time of purchase provided that the securities are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. The applicable Municipal Obligations ratings are described in the Appendix to the Statement of Additional Information.

    The Investment Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable obligations bearing Tax-Exempt Interest are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods. Uninvested cash reserves will not earn income.

    The two principal classifications of Municipal Obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations may include variable rate demand notes, which are described below under "Additional Investment Information."

    Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest. Such limitations may have an effect on the ability of the Investment Fund to purchase sufficient amounts of tax-exempt securities. In addition, interest on certain bonds, although exempt from the regular federal income tax, may be subject to alternative minimum tax. See the discussion below under "Taxes" and the Statement of Additional Information.

    Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects and (iii) private activity bonds bearing Tax-Exempt Interest, it does not currently intend to do so on a regular basis. To the extent the Tax-Free Money Market Fund's assets are concentrated in Municipal Obligations that are payable from the revenues of similar projects or are issued by issuers located in the same state, the Investment Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states or projects to a greater extent than it would be if its assets were not so concentrated.

THE GOVERNMENT OBLIGATIONS MONEY MARKET FUND

    The Government Obligations Money Market Fund's investment objective is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. It seeks to achieve such objective by investing at least 65% of its net assets, under normal market conditions, in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and entering into repurchase agreements relating to such obligations. Purchases of portfolio securities must satisfy strict credit quality standards imposed by the Investment Fund in accordance with applicable law. The types of U.S. Government obligations in which the Investment Fund may invest include a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities, and time of issuance, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as GNMA and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so under law. The Investment Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal and that applicable quality standards have been satisfied.


    Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares representing an interest in the Investment Fund. Certain government securities held by the Investment Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than annually and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par values.

                       ADDITIONAL INVESTMENT INFORMATION


ILLIQUID SECURITIES AND RESTRICTED SECURITIES



    Each Investment Fund may invest up to 10% of the value of its net assets in illiquid securities. Illiquid securities include repurchase agreements with maturities greater than seven days and securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"), other than Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") or commercial paper sold without restriction pursuant to Section 4(2) of the 1933 Act ("4(2) Commercial Paper") if such 144A Securities or 4(2) Commercial Paper are determined to be liquid pursuant to procedures approved by the Fund's Board of Directors. Each Investment Fund may invest in 144A Securities and 4(2) Commercial Paper determined to be liquid pursuant to such procedures. The Board of Directors has delegated to the Adviser, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of 144A Securities. 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


LOANS OF PORTFOLIO SECURITIES

    Each of the Money Market and Government Obligations Money Market Funds may lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral should the borrower of the portfolio securities fail financially. The Investment Funds will not enter into securities loan transactions exceeding in the aggregate 33 1/3% of the market value of an Investment Fund's total assets. For more detailed information about securities lending, see "Investment Objectives and Policies" in the Statement of Additional Information.

MORTGAGE-BACKED SECURITIES

    The Money Market and Government Obligations Money Market Funds may invest in mortgage-backed securities. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are what this Prospectus calls "mortgage-backed securities."

    One such type of mortgage-backed security in which the Investment Funds may invest is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate. Principal and interest payments on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-backed security in which such Investment Funds may invest is a Federal Home Loan Mortgage Association ("FHLMC") Participation Certificate. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but, like a FNMA security it is not guaranteed by the full faith and credit of the U.S. Government. For a further discussion of GNMA, FNMA and FHLMC, see "Mortgage-Related Debt Securities" in the Statement of Additional Information.


    Each of the mortgage-backed securities described above is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagors of the underlying mortgage loans. The payments to the security holders (such as an Investment Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty or thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that, in times of declining interest rates, some of an Investment Fund's higher yielding securities might be repaid and thereby converted to cash and the Investment Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. An Investment Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Interest received by each Investment Fund will, however, be distributed to shareholders in the form of dividends.


REPURCHASE AGREEMENTS

    The Money Market and Government Obligations Money Market Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines of the Fund's Board of Directors. In a repurchase agreement, an Investment Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week and never exceeds one year. A repurchase agreement may be viewed as a fully collateralized loan of money by an Investment Fund to the seller. An Investment Fund always receives securities as collateral with a market value at least equal to the purchase price, including accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, an Investment Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Investment Fund's realization upon the collateral may be delayed or limited. The aggregate of certain repurchase agreements and certain other investments is limited as set forth under "Investment Limitations."

REVERSE REPURCHASE AGREEMENTS

    The Money Market and Government Obligations Money Market Funds may enter into reverse repurchase agreements with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, an Investment Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Investment Fund. An Investment Fund's investment of the proceeds of a reverse repurchase agreement is a speculative factor known as leverage. An Investment Fund will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. An Investment Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect an Investment Fund's ability to maintain a stable net asset value. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce an Investment Fund's repurchase obligation, and the Investment Fund's use of proceeds of the agreement may effectively be restricted pending such decision. The aggregate of these agreements is limited as set forth under "Investment Limitations." Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings set forth in "Investment Limitations."

    STAND-BY COMMITMENTS. The Money Market and Tax-Free Money Market Funds may each acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase at an Investment Fund's option specified Municipal Obligations at a specified price. The acquisition of a stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Obligations to which such commitment relates. An Investment Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

    VARIABLE RATE DEMAND NOTES. The Money Market and Tax-Free Money Market Funds may purchase variable rate demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Although the notes are not normally traded and there may be no active secondary market in the notes, an Investment Fund will be able (at any time or during the specified periods not exceeding 397 days, depending upon the note involved) to demand payment of the principal of a note. The notes are frequently not rated by credit rating agencies, but notes not rated by S&P or Moody's purchased by an Investment Fund will have been determined by the Adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by the Investment Fund. Where necessary to ensure that a note is of sufficiently high quality, an Investment Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. While there may be no active secondary market with respect to a particular variable rate demand note purchased by an Investment Fund, the Investment Fund may, upon the notice specified in the note, demand payment of the principal of the note at any time or during specified periods not exceeding 397 days, depending upon the instrument involved. The absence of such an active secondary market, however, could make it difficult for an Investment Fund to dispose of a variable rate demand note if the issuer defaulted on its payment obligation or during the periods that the Investment Fund is not entitled to exercise its demand rights. An Investment Fund could, for this or other reasons, suffer a loss to the extent of the default. An Investment Fund will invest in variable rate demand notes only when the Adviser deems the investment to involve minimal credit risk and to otherwise satisfy applicable quality standards. The Adviser also monitors the continuing creditworthiness of issuers of such notes to determine whether an Investment Fund should continue to hold such notes.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Money Market Fund and Government Obligations Money Market Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, instruments are bought with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment but will take place no more than 120 days after the trade date. An Investment Fund will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to these commitments. The payment obligation and the interest rates that will be received are each fixed at the time an Investment Fund enters into the commitment, and no interest accrues to the Investment Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. It is a current policy of each Investment Fund not to enter into when-issued commitments or delayed delivery securities exceeding, in the aggregate, 25% of the Investment Fund's net assets other than the obligations created by these commitments.

    QUALITY INFORMATION. The Money Market Funds utilize the amortized cost method of valuation in accordance with regulations issued by the SEC. See "Valuation of Shares." Accordingly, each Investment Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of eligible quality, as determined by the Adviser under the supervision of the Board of Directors and in accordance with regulations of the SEC, as such regulations may from time to time be amended. Eligible quality for this purpose means a security (i) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the security or issuer or, if only one rating organization assigned a rating, by that rating organization or
(ii) if unrated, determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Each of the Government Obligations Money Market and Money Market Funds will not invest more than 5% of its total assets in securities of issuers having the second highest rating from any NRSRO; and these Investment Funds will not invest more than the greater of one percent of its total assets or $1 million in securities issued by an issuer, having at the time of acquisition or roll over, the second highest rating from any NRSRO. The Tax-Exempt Money Market Fund will not invest more than 5% of its total assets in conduit securities (not subject to unconditional demand features) of issuers having the second highest rating from any NRSRO. Additionally, the Tax-Exempt Money Market Fund will not invest more than the greater of one percent of its total assets or $1 million in conduit securities (not subject to unconditional demand features) of an issuer which, at the time of acquisition or roll over, has the second highest rating from an NRSRO. Among the criteria adopted by the Board of Directors, an Investment Fund will not purchase any bank or corporate obligation unless it is rated at least Aa or Prime-1 by Moody's or AA, A-1+ or A-1 by S&P or, if not rated by S&P or Moody's, it is determined to be of comparable quality by the Adviser under the supervision of the Board of Directors. Ratings, however, are not the only criteria utilized under the procedures adopted by the Board of Directors. For a more detailed discussion of other quality requirements applicable to the Fund, see "Description of Securities and Ratings" in the Statement of Additional Information.


    These quality standards must be satisfied at the time an investment is made. In the event that an investment held by the Fund is assigned a lower rating or ceases to be rated, the Adviser, under the supervision of the Board of Directors, will promptly reassess whether such security presents minimal credit risks and whether the Investment Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks, is in default or its rating is downgraded to below the second highest rating category, the Investment Fund will dispose of the security as soon as reasonably practicable unless the Board of Directors determines that to do so is not in the best interests of the Investment Fund.


                             INVESTMENT LIMITATIONS


    Each Investment Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is subject to the following limitations: (a) as to 75% of its total assets, the Investment Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and (b) the Investment Fund may not own more than 10% of the outstanding voting securities of any one issuer. Under regulations applicable to money market funds, however, an Investment Fund may invest more than 5% of its assets in any one issuer of "first tier" securities for no more than three days.


    The Money Market Funds also operate under certain investment restrictions that are deemed fundamental policies and may be changed by an Investment Fund only with the approval of the holders of a majority of the Investment Fund's outstanding shares. In addition to other restrictions listed in the Statement of Additional Information, an Investment Fund may not (i) enter into repurchase agreements with more than seven days to maturity if, as a result, more than 10% of the market value of its total assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; or (ii) invest more than 25% of the Investment Fund's total assets in securities of companies in any one industry, except that there is no limitation with respect to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, for the Money Market Fund, obligations of U.S. banks or their domestic branches.

                             MANAGEMENT OF THE FUND

    INVESTMENT ADVISER. Morgan Stanley Asset Management Inc. (the "Adviser") is the investment adviser and administrator of the Fund and each of its Money Market Funds. The Adviser provides investment advice and portfolio management services pursuant to an investment advisory agreement (the "Investment Advisory Agreement") and, subject to the supervision of the Fund's Board of Directors, makes each of the Investment Fund's investment decisions, arranges for the execution of portfolio transactions and generally manages each of the Investment Fund's investments. The Adviser is entitled to receive from each Investment Fund an annual management fee, payable monthly, equal to the percentages of average daily net assets set forth in the table below. However, the Adviser will waive a portion of its fees and/or reimburse expenses of an Investment Fund, if necessary, if such fees would cause the total annual operating expenses of the Investment Fund to exceed the percentage of average daily net assets set forth in the "Fund Expenses" table on page 3 above.

                                                                                      ASSETS ABOVE
                                                                    ASSETS UP TO     $250 MILLION UP    ASSETS EXCEEDING
                                                                    $250 MILLION     TO $500 MILLION      $500 MILLION
                                                                   ---------------  -----------------  -------------------
Money Market Fund................................................         0.45%             0.40%               0.35%
Tax-Free Money Market Fund.......................................         0.45%             0.40%               0.35%
Government Obligations Money Market Fund.........................         0.45%             0.40%               0.35%

    The Adviser, with principal offices at 1221 Avenue of the Americas, New York, NY 10020, conducts a worldwide portfolio management business. It provides a broad range of portfolio management services to customers in the United States and abroad. At June 30, 1996, the Adviser together with its affiliated asset management companies managed investments totaling approximately $103.5 billion, including approximately $87 billion under active management and $16.5 billion as Named Fiduciary or Fiduciary Adviser. See "Management of the Fund -- Investment Advisory and Administrative Agreements" in the Statement of Additional Information.

    The Money Market Funds have adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under the Plan, which is described in more detail under "Distributor" below, the Distributor is entitled to receive from each Money Market Fund payments of 0.50% of such Investment Fund's annual average net assets. The Plan recognizes that, in addition to such payments, the Adviser may use its advisory fees or other resources to pay expenses associated with activities which might be construed to be financing the sale of these Money Market Funds' shares. The Plan provides that the Adviser may make payments from these sources to third parties, such as consultants that provide assistance in the distribution effort (in addition to selling shares and providing shareholder services).


    ADMINISTRATOR. The Administrator also provides the Fund with administrative services pursuant to a separate administration agreement (the "Administration Agreement"). The services provided under the Administration Agreement are subject to the supervision of the officers and Board of Directors of the Fund and include day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian and assistance in the preparation of the Fund's registration statements under federal and state laws. The Administration Agreement also provides that the Administrator through its agents will provide the Fund dividend disbursing and transfer agent services. For its services as Administrator under the Administration Agreement, the Fund pays the Administrator a monthly fee which on an annual basis equals 0.10% of the first $200 million of the Fund's average daily net assets, 0.075% on the next $200 million of average daily net assets, 0.05% on the next $200 million of average daily net assets, and 0.03% on the average daily net assets over $600 million of each Investment Fund.



    Under an agreement between the Administrator and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), a Corporate affiliate of Chase, provides certain administrative services to the Fund. The Administrator supervises and monitors such administrative services provided by CGFSC. The services provided under the administration agreement are subject to the supervision of the Board of Directors of the Fund. The Board of Directors of the Fund has approved the provision of services described above pursuant to the Administration Agreement as being in the best interests of the Fund. PFPC, Inc., under an agreement with the Administrator, will perform as sub-transfer agent and dividend disbursing agent for Prime Resource Account holders. For additional information on the Administration Agreement, see "Management of the Fund" in the Statement of Additional Information.


    DIRECTORS AND OFFICERS. Pursuant to the Fund's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of the Fund's Adviser, Administrator and Distributor. The Officers of the Fund conduct and supervise its daily business operations.

    DISTRIBUTOR. Morgan Stanley serves as the distributor (the "Distributor") of the shares of the Fund. Under its distribution agreement (the "Distribution Agreement") with the Fund, Morgan Stanley sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. Morgan Stanley is not obligated to sell any specific number of shares of the Fund.

    Each Investment Fund currently offers only one class of shares. The Fund may in the future offer one or more classes of shares for each Investment Fund that may have different sales charges or other distribution charges or a combination thereof than the class currently offered.

    The Board of Directors of the Fund has approved and adopted the Distribution Agreement for the Fund and a Plan for the Money Market Funds pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from these Money Market Funds a distribution fee, which is accrued daily and paid monthly, of 0.50% for each of the Money Market Funds on an annualized basis of the average daily net assets of such Investment Fund. The Distributor expects to reallocate most of its fee to investment dealers, banks or financial services firms that provide distribution, administrative or shareholder services ("Participating Dealer"). The actual amount of such compensation is agreed upon by the Fund's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

    The Plan obligates the Money Market Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plan does not obligate the Money Market Funds to reimburse Morgan Stanley for the actual expenses Morgan Stanley may incur in fulfilling its obligations under the Plan. Thus, under the Plan, even if Morgan Stanley's actual expenses exceed the fee payable to it thereunder at any given time, the Money Market Funds will not be obligated to pay more than that fee. If Morgan Stanley's actual expenses are less than the fee it receives, Morgan Stanley will retain the full amount of the fee.

    The Plan, under the terms of Rule 12b-1, will remain in effect only if approved at least annually by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto ("12b-1 Directors"). The Plan may be terminated at any time by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting securities of the applicable class of an Investment Fund. The fee set forth above will be paid by the Investment Fund to Morgan Stanley unless and until the Plan is terminated or not renewed. The Fund intends to operate the Plan in accordance with its terms and the NASD Rules concerning sales charges.

    PAYMENTS TO FINANCIAL INSTITUTIONS. The Adviser, the Distributor or their affiliates may compensate certain financial institutions for the continued investment of their customers' assets in the Money Market Funds pursuant to the advice of such financial institutions. These payments will be made directly by the Adviser, the Distributor or their affiliates from their assets, and will not be made from the assets of the Fund or by the assessment of a sales charge on shares. Such financial institutions may also perform certain shareholder or recordkeeping services that would otherwise be performed by CGFSC. The Adviser may elect to enter into a contract to pay the financial institutions for such services.


    EXPENSES. The Money Market Funds are responsible for payment of certain other fees and expenses (including professional fees, custodial fees and printing and mailing costs) specified in the Administration and Distribution Agreements.

                               PURCHASE OF SHARES
                  PURCHASES BY PRIME RESOURCE ACCOUNT HOLDERS


    GENERAL. Prime Resource Account Holders are account holders who open a prime resource account with the Distributor. A prime resource account is a cash management account offering such features as check writing privileges, automatic sweep of all cash balances into a money market fund and a Visa
Gold-Registered Trademark- credit card. Pursuant to the sweep feature, Prime Resource Account Holders will be permitted to purchase shares of the Money Market Funds. Prime resource accounts are available only to clients of broker-dealers who use the Distributor as their clearing firm.


    Shares are sold without a front-end sales load on a continuous basis by the Distributor. Investors may purchase shares through an account maintained by the investor with his brokerage firm (the "Account"). The minimum initial investment is $1,000, except that the minimum initial investment amount for individual retirement accounts ("IRAs") is $250. The minimum for subsequent investments is $100, except that the minimum for subsequent investments for IRAs is $50 and there is no minimum for automatic reinvestment of dividends and distributions. The Distributor may waive such minimums in its sole discretion. The Fund in its sole discretion may accept or reject any order for purchases of shares.


    All payments for initial and subsequent investments should be in U.S. dollars. Purchases will be effected at the net asset value next determined after PFPC, Inc. (the "Sub-Transfer Agent"), has received a purchase order in proper form and the Fund's custodian has Federal Funds immediately available to it.


    PURCHASES THROUGH A PRIME RESOURCE ACCOUNT. Share purchases may be effected through an investor's Account with his broker through procedures established in connection with the requirements of Accounts at such broker.

    In such event, beneficial ownership of shares will be recorded by the broker and will be reflected in the Account statements provided by the broker to such investors. A broker may impose minimum investor Account requirements. Although a broker does not impose a sales charge for purchases of shares, depending on the terms of an investor's Account with his broker, the broker may charge an investor's Account fees for automatic investment and other service provided to the Account. Information concerning Account requirements, services and charges should be obtained from an investor's broker. This Prospectus should be read in conjunction with any information received from a broker.

    A broker may offer investors maintaining Accounts the ability to purchase shares under an automatic purchase program (a "Purchase Program") established by a participating broker. An investor who participates in a Purchase Program will have his "free-credit" cash balances in his Account automatically invested in shares of the Investment Fund which he has designated (the "Designated Investment Fund") under the Purchase Program. The frequency of investments and the minimum investment requirement will be established by the broker and the Fund. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in an Account for participants in its Purchase Program. The description of the particular broker's Purchase Program should be read for details, and any inquiries concerning an Account under a Purchase Program should be directed to the broker. A participant in a Purchase Program may change the designation Investment Fund at any time by so instructing his broker.


    If a broker makes special arrangements under which orders for shares are received by the Sub-Transfer Agent prior to 12:00 noon (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day"), and the broker guarantees that payment for such shares will be made in Federal Funds to the Fund's custodian prior to 4:00 p.m. (Eastern Time), on the same day, such purchase orders will be effective, and shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern Time) on the date the purchase order is received by the Sub-Transfer Agent. Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern
Time) the same day.



    FOR PRIME RESOURCE ACCOUNT HOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE SUB-TRANSFER AGENT AT 1-800-533-7719.


                      PURCHASES BY ALL OTHER SHAREHOLDERS

    GENERAL. Shares of the Money Market Funds may be purchased through Participating Dealers or directly from the Fund. Participating Dealers are responsible for forwarding orders they receive to the Fund by the applicable times described below on the same day as their receipt of the orders to permit purchase of shares as described below and the failure to do so will result in the investors being unable to obtain that day's dividends, if any.

INITIAL PURCHASES DIRECTLY FROM THE FUND

1) BY CHECK. An account may be opened by completing and signing a New Account Application and mailing it, together with a check ($1,000 minimum for each Investment Fund, except for IRAs, for which the initial minimum is $250) made payable to "Morgan Stanley Fund, Inc. -- [Investment Fund name]," to:

    Morgan Stanley Fund, Inc.
    P.O. Box 2798
    Boston, Massachusetts 02208-2798

  Payment will be accepted only by check payable in U.S. Dollars, unless prior approval for payment by other currencies is given by the Fund. The Investment Fund(s) to be purchased should be designated on the New Account Application. For purchases by check, the Fund is ordinarily credited with Federal Funds within one Business Day.

2) BY FEDERAL FUNDS WIRE. Purchases may be made by having your bank wire Federal Funds to the Fund's bank account ($1,000 minimum for each Investment Fund, except for IRAs, for which the initial minimum is $250). To help ensure prompt receipt of your Federal Funds Wire, it is important that you follow these steps:

  A. Telephone the Fund (toll free: 1-800-282-4404) and provide your name, address, telephone number, Social Security or Tax Identification Number, the Investment Fund(s) and the class(es) selected, the amount being wired, and by which bank. The Fund will then provide you with a bank wire control number. (Investors with existing accounts must also notify the Fund prior to wiring funds.)

  B. Instruct your bank to wire the specified amount to the Fund's Wire Concentration Bank Account (be sure to have your bank include the name of the Investment Fund(s) selected and the bank wire control number assigned to you):

          The Chase Manhattan Bank, N.A.
         One Chase Manhattan Plaza
         New York, NY 10081-1000
         ABA# 021000021
         DDA# 910-2-732907
         Attn: Morgan Stanley Fund, Inc.
         Ref: (Investment Fund name, your account number, your account name)

      Please call the Fund at 1-800-282-4404 prior to wiring funds.


  C. Complete and sign the New Account Application and mail it to the address shown thereon. Purchase orders for shares of the Money Market Funds which are received and accepted no later than 12:00 p.m. (Eastern Time) on any day that the New York Stock Exchange (the "NYSE") and Federal Reserve Banks are open for business (a "Business Day") will be effective, and shares will be purchased at the offering price in effect, as of 12:00 p.m. (Eastern
     Time) the same day as long as CGFSC, the Fund's transfer agent (the "Transfer Agent") receives payment in Federal Funds prior to the close of trading hours on the NYSE (currently 4:00 p.m. Eastern Time.) Purchase orders received after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in Federal Funds has been received by 4:00 p.m. (Eastern Time), will be effective, and shares will be purchased at the offering price in effect, as of 4:00 p.m. (Eastern
     Time) the same day.



      Federal Funds purchase orders will be accepted only on a day on which the NYSE and Federal Reserve Banks are open for business. Your bank may charge a service fee for wiring funds.


3) BY BANK WIRE. The same procedure outlined under "By Federal Funds Wire" above must be followed in purchasing shares by bank wire. However, money transferred by bank wire may or may not be converted into Federal Funds the same day, depending on the time the money is received and the bank handling the wire. With respect to investment in the Money Market Fund, prior to such conversion, an investor's money will not be invested and, therefore, will not be earning dividends. The timing of effectiveness of purchase of shares and receipt of dividends is subject to the same timing considerations as described above with respect to purchase by Federal Funds wire and depends on when payment in Federal Funds is received. Your bank may charge a service fee for wiring funds.

ADDITIONAL INVESTMENTS


    You may add to your account at any time (minimum additional investment $100, except for IRAs, for which the minimum additional investment is $50, and automatic reinvestment of dividends and capital gains distributions, for which there is no minimum) by purchasing shares through your Participating Dealer, by mailing a check to the Fund (payable to "Morgan Stanley Fund, Inc. -- [Investment Fund name]") at the above address or by wiring monies to PNC Bank, N.A. (the "Custodian Bank") as outlined above. It is very important that your account number or wire control number be specified in the letter or wire to better assure proper crediting to your account. In order to ensure that your wire orders are invested promptly, you are requested to notify one of the Fund's representatives (toll-free 1-800-282-4404) prior to the wire.


AUTOMATIC INVESTMENT PLAN

    After establishing an account with the Fund, investors may purchase shares of the Fund through an Automatic Investment Plan, under which an amount specified by the shareholder equal to at least the applicable minimum for an investment amount on a monthly basis will be sent to the Transfer Agent from the investor's bank for investment in the Fund. Investors who are participants in the Fund's Systematic Withdrawal Plan should not at the same time participate in the Automatic Investment Plan. Investors interested in the Automatic Investment Plan or seeking further information should contact a Participating Dealer or fund representative. Shares to be held in broker street name may not be purchased through the Automatic Investment Plan.

OTHER PURCHASE INFORMATION

    Orders for the purchase of shares of the Money Market Funds become effective on the Business Day that Federal Funds are received, and the purchase will be effected at the net asset value next computed after receipt of Federal Funds. Purchase of shares of the Money Market Funds by check is credited to your account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. If you purchase shares of an Investment Fund directly, you must make payment by check or Federal Funds to effect your purchase of the shares and obtain the price for the shares as described above. Purchasing shares of an Investment Fund is different from placing a trade for securities at a given price and having a certain number of days in which to make settlement or payment for the securities.

    In the interest of economy and convenience and because of the operating procedures of the Fund, certificates representing shares of the Money Market Funds will normally not be issued. All shares purchased are confirmed to you and credited to your account on the Fund's books maintained by the Adviser or its agents. You will have the same rights and ownership with respect to such shares as if certificates had been issued.

    To ensure that checks are collected by the Fund, withdrawals of investments made by check are not presently permitted until the Fund's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. As a condition of this offering, if a purchase is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss the Fund and/or its agents incur. If you are already a shareholder, the Fund may redeem shares from your account(s) to reimburse the Fund and/or its agents for any loss. In addition, you may be prohibited or restricted from making future purchases in the Fund.


    FOR ALL OTHER SHAREHOLDERS, INFORMATION ON EACH MONEY MARKET FUND CAN BE OBTAINED BY CALLING THE TRANSFER AGENT AT 1-800-282-4404.

                              REDEMPTION OF SHARES
          REDEMPTIONS BY MORGAN STANLEY PRIME RESOURCE ACCOUNT HOLDERS

REDEMPTION PROCEDURES


    Redemption orders are effected at the net asset value per share next determined after receipt of the order in proper form by the Sub-Transfer Agent. Investors may redeem all or some of their shares in accordance with one of the procedures described below.



    REDEMPTION OF SHARES IN A PRIME RESOURCE ACCOUNT. An investor who beneficially owns shares may redeem such shares in his Account in accordance with instructions and limitations pertaining to his Account by contacting his broker. If such notice is received by the Sub-Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the redemption will be effective as of 12:00 noon (Eastern Time) on that day. Payment of the redemption proceeds will be made after 12:00 noon (Eastern Time) on the day the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If the redemption request is received after 12:00 noon but before 4:00 p.m. (Eastern Time), the redemption will be effected as of 4:00 p.m. (Eastern Time) on that day and payment of the redemptions proceeds will be made after 12:00 noon (Eastern Time) on the next Business Day after the redemption is effected, provided that the Custodian Bank is open for business. If the Custodian Bank is not open, payment will be made on the next bank business day. If all shares are redeemed, all accrued but unpaid dividends on those shares will be paid with the redemption proceeds.


    An investor's brokerage firm will also redeem each day a sufficient number of shares of the Designated Investment Fund to cover debit balances created by transactions in the Account or instructions for cash disbursements. Investment Fund shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

    Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

    REDEMPTION BY CHECK. Upon request, the Fund will provide any Prime Resource Account Holder with forms of drafts ("checks") payable through PNC Bank, N.A. (the "Custodian Bank"). These checks may be made payable to the order of anyone. The minimum amount of a check is $500. An investor wishing to use this check writing redemption procedure should complete specimen signature cards, and then forward such signature cards to the investor's broker or in accordance with the broker's instructions. Upon receipt, the Sub-Transfer Agent will then arrange for the checks to be honored by the Custodian Bank. Investors who own shares through an Account should contact their brokers for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to the Custodian Bank's rules governing checks. An investor will be able to stop payment on a check redemption. The Fund or Sub-Transfer Agent may terminate this redemption service at any time, and shall not incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.


    When a check is presented to the Bank for clearance, the Bank, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares owned by the investor to cover the amount of the check. This procedure enables the investor to continue to receive dividends on those shares equalling the amount being redeemed by check until such time as the check is presented to the Bank. Checks may not be presented for cash payment at the offices of the Bank because, under 1940 Act rules, redemptions may be effected only at the redemption price next determined after the redemption requested is presented to the Transfer Agent or Sub-Transfer Agent. This limitation does not affect checks used for the payment of bills or to obtain cash at other banks.

                      REDEMPTION BY ALL OTHER SHAREHOLDERS

    You may withdraw all or any portion of the amount in your account by redeeming shares at any time. Please note that purchases made by check are not permitted to be redeemed until the Fund's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Fund will redeem shares of each of the Money Market Funds at its next determined net asset value. Shares of an Investment Fund may be redeemed by mail or telephone.

    Redemption of shares held in broker street name may not be accomplished by mail or telephone as described below. Shares held in broker street name may be redeemed only by contacting your Participating Dealer.

BY MAIL

    The Money Market Funds will redeem their shares at the net asset value next determined after your request is received, if your request is received in "good order" by the Transfer Agent. Your request should be addressed to Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798, except that deliveries by overnight courier should be addressed to Morgan Stanley Fund, Inc. c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913.

    "Good order" means that the request to redeem shares must include the following documentation:

        (a) A letter of instruction or a stock assignment with stock certificate, if any, specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

        (b) Any required signature guarantees (see "Further Redemption Information" below); and

        (c) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

    Shareholders who are uncertain of requirements for redemption should consult with their Participating Dealers or with a Fund representative.

BY TELEPHONE

    Unless you have elected on the New Account Application or on a separate form supplied by the Transfer Agent not to utilize the telephone redemption privileges, you or your Participating Dealer can request a redemption of your shares by calling the Fund and requesting the redemption proceeds be mailed to you or wired to your bank. Please contact one of the Fund's representatives for further details. In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or overnight courier, and it will be implemented at the net asset value next determined after it is received. The Fund and the Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification information at the time an account is opened and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or the Transfer Agent may be responsible for losses, liabilities, costs or expenses for acting upon telephone transactions if procedures are not followed to confirm that such transactions are genuine.


    FOR SHARES THAT ARE HELD IN BROKER STREET NAME, YOU CANNOT REQUEST REDEMPTION BY TELEPHONE OR BY MAIL; SUCH SHARES MAY BE REDEEMED ONLY BY CONTACTING YOUR PARTICIPATING DEALER.


    To change the name of the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent at the address above. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed.

SYSTEMATIC WITHDRAWAL PLAN


    A shareholder, other than a Prime Resource Account Holder, of $5,000 or more of an Investment Fund's shares at the Offering Price (net asset value plus the sales charge, if any) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment on approximately the first of the month. Any income and capital gains dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may result in a gain or loss for tax purposes and may reduce or even exhaust the shareholder's Fund account. To protect shareholders and the Fund, if the Systematic Withdrawal Plan is not established when an account is opened, a signature guarantee is required to establish a Systematic Withdrawal Plan subsequently if withdrawal payments are directed to an address other than the address of record, or if a change of address request has been submitted in the last 30 days. See "Further Redemption Information" below.

    The right is reserved to amend the Systematic Withdrawal Plan on thirty days' notice. The plan may be terminated at any time by the investor or the Fund.

FURTHER REDEMPTION INFORMATION

    The Fund will pay for shares redeemed through broker-dealers using electronic purchase and redemption systems within seven days after receipt of a redemption request through such system. In other situations, the Fund normally will make payment for all shares redeemed under this procedure within one business day of receipt of the request, but in no event will payment be made more than seven days after receipt of a redemption request in good order. Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the Fund's depository bank has made fully available for withdrawal the check amount used to purchase Fund shares, which generally will be within 15 days. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.

    If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Investment Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities held by the Money Market Funds in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account invested in an Investment Fund having a value of less than $1,000. The Fund, however, will not redeem shares based solely upon market reductions in net asset value. If at any time your total investment does not equal or exceed the stated minimum value, you may be notified of this fact and you will be allowed at least 60 days to make an additional investment before the redemption is processed.

    To protect your account, the Fund and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. Please contact the Transfer Agent at 1-800-282-4404 for further information. See "Redemption of Shares" in the Statement of Additional Information.

                              SHAREHOLDER SERVICES

TRANSFER OF REGISTRATION

    You may transfer the registration of any of your Fund shares to another person by writing to the Transfer Agent, P.O. Box 2798, Boston, Massachusetts 02208-2798. As in the case of redemptions, the written request must be received in "good order" before any transfer can be made. Shares held in broker street name, including shares held by Prime Resource Account holders, may be transferred only by contacting your Participating Dealer.

VALUATION OF SHARES


    The net asset value per share of each of the Money Market Funds is determined at 12:00 p.m. (Eastern Time) and 4:00 p.m. (Eastern Time) on the days on which the NYSE and the Custodian Bank are open. For the purpose of calculating the Investment Fund's net asset value per share, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Investment Fund would receive if it sold the instrument.

                            PERFORMANCE INFORMATION

    From time to time the Money Market Funds may advertise "yield," and may advertise "effective yield." Yield figures are based on historical performance and are not intended to indicate future performance. The "yield" of such Investment Funds refers to the income generated by an investment in the Investment Funds over a seven-day period and the income generated over the seven-day period is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned on an investment in an Investment Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Tax-Free Money Market Fund may also quote its "tax-equivalent yield" from time to time. The tax-equivalent yield shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Investment Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. For further information concerning these figures, see "Performance Information" in the Statement of Additional Information. The Fund may also use comparative performance information from time to time in marketing Fund shares, including data from Lipper Analytical Services, Inc. and/or Donoghue's Money Fund Report.

    For information on each Fund's seven-day yield call the Transfer Agent at 1-800-282-4404.

                          DIVIDENDS AND DISTRIBUTIONS

    Shareholders will automatically be credited with all dividends and distributions in additional shares at net asset value, except that, upon written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the New Account Application, a shareholder may elect to receive dividends and/ or distributions in cash.


    For the Money Market Funds, net investment income is computed and dividends declared as of 1:00 p.m. (Eastern Time) on each day. Such dividends are payable to Investment Fund shareholders of record as of 12:00 p.m. (Eastern Time) on that day, if the Fund and the Custodian Bank are open for business. This means that shareholders whose purchase orders become effective as of 12:00 p.m. (Eastern Time) receive the dividend for that day and shareholders whose purchase orders become effective as of 4:00 p.m. (Eastern Time) receive the dividend for the following day. Dividends declared for Saturdays, Sundays and holidays are payable to shareholders of record as of 4:00 p.m. (Eastern Time) on the last preceding day the Fund and the Custodian Bank were open for business. Net realized gains, if any, after reduction for any available tax loss carry forward may be distributed annually.


    It is an objective of management to maintain the price per share of each Money Market Fund as computed for the purpose of sales and redemptions at exactly $1.00. In the event the Directors determine that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair results to investors or existing shareholders, they will take corrective action they regard as necessary and appropriate, including the sale of instruments from the Investment Fund prior to maturity to realize gains or losses, shortening average portfolio maturity, withholding dividends, making a special capital distribution, or redemptions of shares in kind.

                                     TAXES

TAX STATUS OF THE INVESTMENT FUNDS

    The following summary of certain federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. See also the tax sections in the Statement of Additional Information.

    No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of an Investment Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

    Each Investment Fund is treated as a separate entity for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), generally will be applied to each Investment Fund separately, rather than to the Fund as a whole. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Investment Fund.

    Each Investment Fund intends to qualify for the special tax treatment afforded "regulated investment companies" ("RICs") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to its shareholders.

TAX STATUS OF DISTRIBUTIONS

    Each Investment Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain), to its shareholders. Dividends paid by the Money Market Fund and Government Obligations Money Market Fund from their respective net investment income will be taxable to the shareholders of such Investment Fund as ordinary income, whether received in cash or in additional shares, if the shareholder is subject to tax. Such dividends paid by an Investment Fund generally will not qualify for the dividends-received deduction to corporations.

    Distributions of net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses and any available capital loss carryforward) are taxable to shareholders subject to tax as long-term capital gains, regardless of how long the shareholder has held the Investment Fund's shares. Capital gains distributions are not eligible for the corporate dividends-received deduction. Each Investment Fund will make annual reports to shareholders of the federal income tax status of all distributions.

    The Tax-Free Money Market Fund intends to qualify to pay "exempt interest dividends" by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of securities the interest on which is exempt from federal income tax. So long as this and certain other requirements are satisfied, the Investment Fund's "exempt interest dividends" will be exempt from regular federal income tax. Investors in this Investment Fund should note, however, that in certain circumstances such amounts, while exempt from regular federal income tax, are subject to alternative minimum tax. In addition, this

Investment Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information for a description of the application of the alternative minimum tax and certain other collateral tax consequences.

    Current federal income tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may affect the ability of the Tax-Free Money Market Fund to purchase sufficient amounts of tax-exempt securities to qualify to pay "exempt interest dividends." Investors should note that interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Tax-Free Money Market Fund will not be deductible for federal income tax purposes.

    The Tax-Free Money Market Fund will determine annually the percentages of its net investment income which are exempt form the regular federal income tax and will apply such percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly form the actual percentages for any particular day.

    Shareholders may also be subject to state and local taxes on distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to tax consequences to them of an investment in the Fund.

    Dividends and other distributions declared in October, November and December by an Investment Fund payable as of a record date in such month and paid at any time during January of the following year are treated as having been paid by an Investment Fund and received by the shareholders on December 31 of the year declared.

    THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HEREIN FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS AND SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN AN INVESTMENT FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

    The Fund was organized as a Maryland corporation on August 14, 1992. The Amended Articles of Incorporation currently permit the Fund to issue 21.75 billion shares of common stock, par value $.001 per share. Pursuant to the Fund's By-Laws, the Board of Directors may increase the number of shares the Fund is authorized to issue without the approval of the shareholders of the Fund. The Board of Directors has the power to designate one or more classes of shares of common stock and to classify and reclassify any unissued shares with respect to such classes.

    The shares of the Investment Funds, when issued, will be fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. The shares of the Investment Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. Under Maryland law, the Fund is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act. A Director may be removed by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. Any person or organization owning 25% or more of the outstanding shares of an Investment Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Investment Fund.

REPORTS TO SHAREHOLDERS


    The Fund and/or its agents will send to shareholders of the Fund annual and semi-annual reports; the financial statements appearing in annual reports are audited by independent accountants. Shareholder inquiries for Prime Resource Accounts should be directed to the Sub-Transfer Agent, PFPC, Inc., P.O. Box 8950, Delaware 19899. Shareholder inquiries for all other accounts should be directed to the Transfer Agent, Chase Global Funds Services Company, P.O. Box 2798, Boston, Massachusetts 02208-2798.


CUSTODIAN

    PNC Bank, N.A. acts as custodian for each of the Money Market Funds. For more information on the Fund's custodians, see "General Information -- Custody Arrangements" in the Statement of Additional Information.

DIVIDEND DISBURSING, TRANSFER AGENT AND SUB-TRANSFER AGENT

    Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913, acts as dividend disbursing and transfer agent for the Fund. PFPC, Inc., an indirect wholly-owned subsidiary of PNC Financial Corp., a multi-bank holding company, serves as sub-transfer agent for Morgan Stanley Prime Resource Account shareholders. PFPC's address is 400 Bellevue Parkway, Wilmington, Delaware 19809.

INDEPENDENT ACCOUNTANTS

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for the Fund and audits its annual financial statements.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

  NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION.

                           --------------------------

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fund Expenses...........................   2
Financial Highlights....................   4
Prospectus Summary......................   6
Investment Objectives and Policies......   9
Additional Investment Information.......  12
Investment Limitations..................  16
Management of the Fund..................  16
Purchase of Shares......................  19
Redemption of Shares....................  23
Shareholder Services....................  26
Performance Information.................  27
Dividends and Distributions.............  27
Taxes...................................  28
General Information.....................  29


                                 MORGAN STANLEY
                               MONEY MARKET FUND
                                 MORGAN STANLEY
                           TAX-FREE MONEY MARKET FUND
                                 MORGAN STANLEY
                          GOVERNMENT OBLIGATIONS MONEY
                                  MARKET FUND

                               PORTFOLIOS OF THE
                                 MORGAN STANLEY
                                   FUND, INC.

                                  COMMON STOCK
                               ($.001 PAR VALUE)

                                ---------------
                                   PROSPECTUS
                                ---------------


                               INVESTMENT ADVISER



                                 MORGAN STANLEY
                             ASSET MANAGEMENT INC.



                                  DISTRIBUTOR



                              MORGANSTANLEY & CO.



                                  INCORPORATED


-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

          MORGAN STANLEY FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION


    Morgan Stanley Fund, Inc. (the "Fund") is an open-end management investment company. The Fund currently consists of seventeen diversified and non-diversified investment portfolios designed to offer a range of investment choices. The Fund is designed to provide clients with attractive alternatives for meeting their investment needs. This Statement of Additional Information ("SAI") addresses information of the Fund applicable to the investment portfolios listed below (each, an "Investment Fund") (collectively, the "Investment Funds"). The Morgan Stanley Growth and Income, Morgan Stanley Japanese Equity, Morgan Stanley European Equity, Morgan Stanley Money Market, Morgan Stanley Government Obligations Money Market and Morgan Stanley Tax-Free Money Market Funds are not currently offering shares.


     This Statement is not a prospectus but should be read in conjunction with the Fund's prospectus (the "Prospectus"). To obtain the Prospectus, please call the Morgan Stanley Fund, Inc. Services Group:

                                 1-800-282-4404

                                TABLE OF CONTENTS

                                                                            PAGE
--------------------------------------------------------------------------------
     INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . . .   2
     FEDERAL INCOME TAX. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     FEDERAL TAX TREATMENT OF FORWARD. . . . . . . . . . . . . . . . . . . .
     CURRENCY CONTRACTS AND EXCHANGE RATE CHANGES. . . . . . . . . . . . . .  16
     TAXES AND FOREIGN SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . .  17
     PURCHASE OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . .  18
     INVESTMENT LIMITATIONS. . . . . . . . . . . . . . . . . . . . . . . . .  19
     DETERMINING MATURITIES OF CERTAIN INSTRUMENTS . . . . . . . . . . . . .  22
     MANAGEMENT OF THE FUND. . . . . . . . . . . . . . . . . . . . . . . . .  23
     PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . . . . . . . .  36
     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .  36
     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .  53
     DESCRIPTION OF SECURITIES AND RATINGS . . . . . . . . . . . . . . . . .  55
     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .  59

Statement of Additional Information dated September 26, 1996, relating to:

     The Prospectuses for the Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund and Morgan Stanley High Yield Fund, dated May 1, 1996 (Class A shares, Class B shares and Class C shares)

     The Prospectuses for the Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund and Morgan Stanley U.S. Real Estate Fund, dated May 1, 1996 (Class A shares, Class B shares and Class C shares)

     The Prospectuses for the Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund and Morgan Stanley Japanese Equity Fund, dated May 1, 1996 (Class A shares, Class B shares and Class C shares).

     The Prospectuses for the Morgan Stanley Money Market Fund, Morgan Stanley Tax-Free Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, dated September 26, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the investment objectives and policies set forth in the Fund's Prospectus with respect to the Fund's seventeen Investment Funds: Morgan Stanley Global Fixed Income Fund, Morgan Stanley Worldwide High Income Fund, Morgan Stanley High Yield Fund, Morgan Stanley American Value Fund, Morgan Stanley Aggressive Equity Fund, Morgan Stanley U.S. Real Estate Fund, Morgan Stanley Global Equity Allocation Fund, Morgan Stanley Asian Growth Fund, Morgan Stanley Emerging Markets Fund, Morgan Stanley Latin American Fund, Morgan Stanley International Magnum Fund, Morgan Stanley Japanese Equity Fund, Morgan Stanley Growth and Income Fund, Morgan Stanley European Equity Fund (collectively, the "Non-Money Funds") and Morgan Stanley Money Market Fund, Morgan Stanley Tax-Exempt Money Market Fund and Morgan Stanley Government Obligations Money Market Fund (collectively, the "Money Market Funds") (referred to herein respectively as the "Global Fixed Income Fund," "Worldwide High Income Fund," "High Yield Fund," "American Value Fund," "Aggressive Equity Fund," "U.S. Real Estate Fund," "Global Equity Allocation Fund," "Asian Growth Fund," "Emerging Markets Fund," "Latin American Fund," "International Magnum Fund," "Japanese Equity Fund," "Growth and Income Fund," "European Equity Fund," "Money Market Fund," "Tax-Exempt Money Market Fund" and "Government Obligations Money Market Fund.").

EQUITY-LINKED SECURITIES

     The Growth and Income and Aggressive Equity Funds may invest in equity-linked securities, including, among others, PERCS, ELKS, or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. It is not possible to predict how equity-linked securities will trade in the secondary market or whether such market will be liquid or illiquid. The following are three examples of equity-linked securities. The Investment Fund may invest in the securities described below or other similar equity-linked securities.


     There are certain risks of loss of principal in connection with investing in equity-linked securities, as described in the following examples of certain equity-linked securities. Preferred Equity Redemption Cumulative Stock ("PERCS") as described in "Additional Investment Information" in the Prospectus will convert into common stock within three years regardless of the price at which the common stock trades. If the common stock is trading at a price that is at or below the cap, the Investment Fund receives one share of common stock for each PERCS share. If the common stock is trading at a price that is above the cap, the Investment Fund receives less than one share, with the conversion ratio adjusted so that the market value of the common stock received by the Investment Fund equals the cap. Accordingly, the Investment Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the PERCS, the Investment Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Investment Fund's initial investment in the PERCS and any dividends that were paid on the PERCS. PERCS also present risks based on payment expectations. If a PERCS issuer redeems the PERCS, the Investment Fund may have to replace the PERCS with a lower yielding security, resulting in a decreased return for investors.


     The principal amount that Equity-Linked Securities ("ELKS") holders receive at maturity, as described in "Additional Investment Information" in the Prospectus, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the cap, the Investment Fund receives for each ELKS share an amount equal to the average price of the common stock. If the common stock is trading at a price that is above the cap, the Investment Fund receives the cap amount. Accordingly, the Investment

Fund is subject to the risk that if the price of the common stock is above the cap price at the maturity of the ELKS, the Investment Fund will lose the amount of the difference between the price of the common stock and the cap. Such a loss could substantially reduce the Investment Fund's initial investment in the ELKS and any dividends that were paid on the ELKS. An additional risk is that the issuer may "reopen" the issue of ELKS and issue additional ELKS at a later time or issue additional debt securities or other securities with terms similar to those of the ELKS, and such issuances may affect the trading value of the ELKS.

     The principal amount that Liquid Yield Option Notes ("LYONs") holders receive for LYONs, other than the lower-than-market yield at maturity, as described in "Additional Investment Information" in the Prospectus, is based on the price of underlying common stock. If the common stock is trading at a price that is at or below the purchase price of the LYONs plus accrued original issue discount, the Investment Fund receives only the lower-than-market yield, assuming the LYONs are not in default. If the common stock is trading at a price that is above the purchase price of the LYON's plus accrued original issue discount, the Investment Fund will receive an amount above the lower-than-market yield on the LYONs, based on how well the underlying common stock does. LYONs also present risks based on payment expectations. If a LYON's issuer redeems the LYONs, the Investment Fund may have to replace the LYONs with a lower yielding security, resulting in a decreased return for investors.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Latin American, European Equity, Japanese Equity and International Magnum Funds and to the extent they invest in foreign currencies, the American Value, Aggressive Equity, Growth and Income, Worldwide High Income and High Yield Funds may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Investment Funds may incur costs in connection with conversions between various currencies. The Investment Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Investment Funds may enter into forward contracts in several circumstances. When an Investment Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when an Investment Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Investment Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Investment Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when any of these Investment Funds anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of such Investment Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. An Investment Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Investment Fund to deliver an amount of foreign currency in excess of the value of such Investment Fund's securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Investment Fund will thereby be served. Except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, the Fund's Custodian will place cash or liquid securities into a segregated account of an Investment Fund in an amount equal to the value of such Investment Fund's total assets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be at least equal to the amount of such Investment Fund's commitments with respect to such contracts.


     The Investment Funds generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, an Investment Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If an Investment Fund retains the portfolio security and engages in an offsetting transaction, such Investment Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between an Investment Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Investment Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Investment Fund would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Investment Funds are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Emerging Markets, Latin American, European Equity, International Magnum, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into securities index futures contracts and options on securities index futures contracts to a limited extent and the Latin American Fund may utilize appropriate interest rate futures contracts and options on interest rate futures contracts to a limited extent. In addition, the Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may enter into foreign currency futures contracts and options thereon. The U.S. Real Estate Fund may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and reducing transaction costs. The High Yield and U.S. Real Estate Funds may also enter into futures contracts for hedging purposes. No Portfolio will enter into futures contracts or options thereon for speculative purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or a specific currency at a specified future time and at a specified price. Futures contracts, which are standardized as to maturity date and underlying financial instrument, index or currency, traded in the United States are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities or currencies, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     The Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase and sell indexed financial futures contracts. An index futures contract is an agreement to take or make delivery of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Successful use of index futures will be subject to the Adviser's ability to predict correctly movements in the direction of the relevant securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

     The Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds may sell indexed financial futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. If the Adviser believes that a portion of the Investment Fund assets should be invested in emerging country securities but such investments have not been fully made and the Adviser anticipates a significant market advance, the Investment Fund may purchase index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In a substantial majority of these transactions, the Investment Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of such securities.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold for prices that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of an additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Investment Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the underlying securities with futures contracts which they trade, and use futures contracts with the expectation of realizing profits from market fluctuations. The Investment Funds intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Investment Funds require that all futures transactions constitute bona fide hedging transactions or transactions for other purposes so long as the aggregate initial margin and premiums required for such transaction will not exceed 5% of the liquidation value of the Investment Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Investment Funds will only sell futures contracts to protect securities owned against declines in price or purchase contracts to protect against an increase in the price of securities intended for purchase. As evidence of this hedging interest, the Investment Funds expect that approximately 75% of their respective futures contracts will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Investment Fund upon sale of open futures contracts.


     Although techniques other than the sale and purchase of futures contracts could be used to control an Investment Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Investment Funds will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Emerging Markets, Latin American, European Equity, American Value, Aggressive Equity, Growth and Income and Worldwide High Income Funds will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, an Investment Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under futures contracts and options would exceed 20% of its total assets.


RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, an Investment Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if an Investment Fund has insufficient cash, it may have to sell portfolio securities to meet its daily margin requirement at a time when it may be disadvantageous to do so. In addition, the Investment Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Investment Fund's ability to effectively hedge.

     Each Investment Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the Investment Funds engage in futures strategies only for hedging purposes, the Adviser does not believe that the Investment Funds are subject to the risks of loss frequently associated with futures transactions. The Investment Fund would presumably have sustained comparable losses if, instead of the futures contract, the Investment Fund had invested in the underlying security or currency and sold it after the decline.


     Utilization of futures transactions by an Investment Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities or currencies being hedged. It is also possible that an Investment Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by an Investment Fund of margin deposits in the event of bankruptcy of a broker with whom the Investment Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

GLOBAL INVESTING

     Global investment diversification can lower the risk that occurs from fluctuations in any one market. Global stock and bond markets often do not parallel the performance of each other which means that, over time, diversifying investments across several countries can help reduce portfolio volatility while increasing returns.

     U.S. stock and bond markets now comprise less than half of the total securities available worldwide and investors who limit their investments to the U.S. ignore over 80% of the world's blue chip companies. Participating in global markets helps the astute investor take advantage of opportunities worldwide. Over the past 10 years, through 1994, the U.S. ranked in the top five performing stock markets only two times according to Morgan Stanley Capital International.

LOAN PARTICIPATIONS AND ASSIGNMENTS



     The Worldwide High Income Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Investment Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Investment Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Investment Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of the Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. The Investment Fund will acquire Participations only if the Lender interpositioned between the Investment Fund and the borrower is determined by the Adviser to be creditworthy.

     When the Investment Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Investment Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Investment Fund anticipates that such securities could be sold only to a limited number of institutional investors.
 The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Investment Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Investment Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Investment Fund to assign a value to these securities for purposes of valuing the Investment Fund's portfolio and calculating its net asset value.




MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX

     The International Magnum Fund seeks to achieve its objective by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country (defined below) weightings determined by the Adviser. After establishing regional allocation strategies, the Adviser then selects equity securities among issuers of a region. The Investment Fund invests in countries (each an "EAFE country") comprising the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index (the "EAFE Index.")

     The EAFE Index is one of seven International Indices, twenty National Indices and thirty-eight Industry Indices making up the Morgan Stanley Capital International Indices. The Morgan Stanley Capital International EAFE Index is based on the share prices of 1,066 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. "Europe" includes Austria, Belgium, Denmark, Finland, France, Germany, Italy, The Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. "Far East" includes Japan, Hong Kong and Singapore/Malaysia.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX


     The investment objective of the Global Equity Allocation Fund is to provide long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Adviser and with stock selection within each country designed to replicate a broad market index. The Adviser determines country allocations for the Investment Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Investment Fund will invest in the United States and industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index (the "World Index"). The World Index is one of seven International Indices, twenty National Indices and thirty-eight International Industry Indices making up the Morgan Stanley Capital International Indices.


     The World Index is based on the share prices of companies listed on the stock exchanges of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States.

OPTIONS ON FOREIGN CURRENCIES

     The Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may attempt to accomplish objectives similar to those described above with respect to forward foreign currency exchange contracts and futures contracts for currency by means of purchasing put or call options on foreign currencies on exchanges. A put option gives the Investment Fund the right to sell a currency at the exercise price until the expiration of the option. A call option gives the Investment Fund the right to purchase a currency at the exercise price until the expiration of the option.

OPTIONS TRANSACTIONS


     The Emerging Markets, Latin American, European Equity, International Magnum, Aggressive Equity, U.S. Real Estate, Growth and Income and Worldwide High Income Funds may write (i.e., sell) covered call options which give the purchaser the right to buy the underlying security covered by the option from the Investment Fund at the stated exercise price. A "covered" call option means that so long as an Investment Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option, or (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option. As a matter of operating policy, the value of the underlying securities on which options will be written at any one time will not exceed 5% of the total assets of an Investment Fund.

     An Investment Fund will receive a premium from writing call options, which increases the Investment Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, an Investment Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Investment Fund's obligation as writer of the option continues. Thus, in some periods an Investment Fund will receive less total return and in other periods greater total return from writing covered call options than it would have received from its underlying securities had it not written call options.


PORTFOLIO TURNOVER


     It is anticipated that the annual portfolio turnover rate for each of the Investment Funds, except the Growth and Income and Aggressive Equity Funds, will not exceed 100%, although in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Investment Funds. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains, See "Taxes" in the Prospectus for more information on taxation. The portfolio turnover rate for a year is the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Investment Fund for the year, excluding securities with maturities of one year or less. The rate of portfolio turnover will not be a limiting factor when an Investment Fund deems it appropriate to purchase or sell securities for the portfolio. However, the U.S. federal tax requirement that an Investment Fund derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Investment Fund's ability to dispose of its securities. See "Federal Income Tax." The tables set forth in the Prospectus under "Financial Highlights" present each of the non-money market Investment Funds historical portfolio turnover ratios.


SECURITIES LENDING

     Each Investment Fund may lend its investment securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, an Investment Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Investment Fund. Each Investment Fund may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the "1940 Act"), or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Investment Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, including accrued interest, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Investment Fund at any time, and (d) the Investment Fund receive reasonable interest on the loan (which may include the Investment Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will only be made to borrowers deemed by Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM") to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Directors.

     At the present time, the Staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors. In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.


     REVERSE REPURCHASE AGREEMENTS. A reverse repurchase agreement involves the sale of securities held by an Investment Fund pursuant to the Investment Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"). While reverse repurchase transactions are outstanding, the Investment Funds will maintain in a segregated account cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments held by each Money Market Fund may have maturities of more than 397 days, provided: (i) the Investment Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days. In determining the weighted average maturity of an Investment Fund and whether a variable rate demand instrument has a remaining maturity of 397 days or less, each instrument will be deemed by the Investment Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments rated "high quality," the Advisor will follow guidelines adopted by the Fund's Board of Directors.

     FIRM COMMITMENTS. Firm commitments for securities include "when issued" and delayed delivery securities purchased for delivery beyond the normal settlement date at a stated price and yield. While an Investment Fund has firm commitments outstanding, the Investment Fund will maintain in a segregated account cash or liquid securities of an amount at least equal to the purchase price of the securities to be purchased. Normally, the custodian for an Investment Fund will set aside portfolio securities to satisfy a purchase commitment and, in such a case, an Investment Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of such Investment Fund's commitment. It may be expected that a non-money market Investment Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because an Investment Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, it is expected that commitments to purchase "when issued" securities will not exceed 25% of the value of a Money Market Fund's total assets absent unusual market conditions.
 When an Investment Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in an Investment Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


     STAND-BY COMMITMENTS. An Investment Fund may enter into stand-by commitments with respect to obligations issued by or on behalf of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities (collectively, "Municipal Obligations") held in its portfolio. Under a stand-by commitment, a dealer would agree to purchase, at an Investment Fund's option, a specified Municipal Obligation at its amortized cost value to the Investment Fund plus accrued interest, if any. Stand-by commitments may be exercisable by an Investment Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


     The Investment Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, an Investment Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by an Investment Fund will not exceed 1/2 of 1% of the value of that Investment Fund's total assets calculated immediately after each stand-by commitment is acquired.

     The Investment Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Advisor's opinion, present minimal credit risks and otherwise satisfy applicable quality standards. The Investment Funds' reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment.

     The Investment Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their right thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where an Investment Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by that Investment Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. For purposes of the Investment Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in bank obligations will include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in an Investment Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Money Market Funds will invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Advisor believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

     U.S. GOVERNMENT OBLIGATIONS. Examples of types of U.S. Government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

     REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by an Investment Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by an Investment Fund under the 1940 Act.

     MORTGAGE-RELATED DEBT SECURITIES. Mortgage-related debt securities represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Each mortgagor's monthly payment to his lending institution on his residential mortgage is "passed-through" to investors. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions which originate mortgages for the pools are subject to certain standards, including credit and underwriting criteria for individual mortgages included in the pools.

     The coupon rate of interest on mortgage-related securities is lower than the interest rates paid on the mortgages included in the underlying pool, but only by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor of payment of the securities for the guarantee of the services of passing through monthly payments to investors. Actual yield may vary from the coupon rate, however, if mortgage-related securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that mortgages in the underlying pool are prepaid as noted above. In addition, interest on mortgage-related securities is earned monthly, rather than semi-annually as is the case for traditional bonds, and monthly compounding may tend to raise the effective yield earned on such securities.


                               FEDERAL INCOME TAX


     The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectuses are not intended as a substitute for careful tax planning.

     Each Investment Fund is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code") generally will be applied to each Investment Fund separately, rather than to the Fund as a whole. Each Investment Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under subchapter M of the Code.

     The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Legislation and administrative changes or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     In order to qualify for the special tax treatment afforded to RICs under Subchapter M of the Code, each Investment Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, gains from options, futures and forward contracts (the "90% Gross Income Test"); (b) derive less than 30% of its gross income each taxable year from the sale or other disposition of (i) stocks or securities, (ii) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) and (iii) foreign currencies (or options, futures or forward contracts on foreign currencies), but only if not directly related to the Investment Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities) held less than three months (the "Short-Short Gain Test"), and (c) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Investment Fund's total assets is represented by cash, United States Government securities, securities of other RICs, and other securities and cash items, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Investment Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or two or more issuers which the [Investment] Fund controls and which are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities or the securities of other RICs). For purposes of the 90% gross income requirement described above, foreign currency gains may be excluded by regulation from income that qualifies under the 90% requirement.


     In addition to the requirements described above, in order to qualify as a RIC, an Investment Fund must distribute at least 90% of its net investment income (which generally includes dividends, taxable interest, and net short-term capital gains less operating expenses) to shareholders. If an Investment Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

     If an Investment Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such case, distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Investment Fund's current and accumulated earnings and profits and such distributions generally will be eligible for the corporate dividends received deductions.

     Each Investment Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Investment Fund will pay federal income tax thereon, and, if the Investment Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Investment Fund as a credit against their federal income tax liability.

     A gain or loss realized by a shareholder on the sale or exchange of shares of an Investment Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares.

     Each Investment Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.


     Each Investment Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemptions) paid to shareholders who have not certified on the Account Registration Form or on a separate form supplied by the Investment Fund, that the Social Security or Taxpayer Identification Number provided is correct and that the shareholder is exempt from backup withholding or is not currently subject to backup withholding.


ADDITIONAL CONSIDERATIONS FOR THE TAX-FREE MONEY MARKET FUND

     In order for the Tax-Free Money Market Fund to pay exempt interest dividends during any taxable year, at the close of each quarter of its taxable year at least 50% of the value of the Investment Fund's assets must consist of certain tax-exempt obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may, however, be subject to the alternative minimum tax (the "AMT") imposed by Section 55 and, in the case of corporate taxpayers, the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The AMT and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the AMT and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the AMT and the Environmental Tax.

     The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% (depending on the taxpayer's income) of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual depending upon the individual's "modified adjusted gross income" (which includes exempt-interest dividends).

     The Tax-Free Money Market Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use such a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing Shares of this Investment Fund.

     Issuers of bonds purchased by the Tax-Free Money Market Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

     Distributions of net investment income received by the Tax-Free Money Market Fund from investments in debt securities (other than interest on tax-exempt Municipal Obligations) and any net short-term capital gains distributed by the Investment Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporate shareholders. Although the Tax-Free Money Market Fund generally does not expect to receive net investment income other than Tax-Exempt Interest, up to 20% of the net assets of the Investment Fund may be invested in Municipal Obligations that do not bear Tax-Exempt Interest, and any taxable income recognized by the Investment Fund will be distributed and taxed to its shareholders.

FOREIGN INCOME TAX


     It is expected that each Investment Fund will be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and an Investment Fund may be subject to foreign income or other taxes with respect to other income. So long as more than 50% in value of an Investment Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Investment Fund may elect to treat certain foreign income taxes imposed on it under U.S. federal income tax law as paid directly by its shareholders. An Investment Fund will make such an election only if it deems it to be in the best interest of its shareholders and will notify shareholders in writing each year if it makes an election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If an Investment Fund makes the election, shareholders will be required to include in income their proportionate shares of the amount of foreign income taxes treated as imposed on the Investment Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize deductions, a deduction for their shares of the foreign income taxes in computing their federal income tax liability. (No deductions will be allowed in computing alternative minimum tax liability.)

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to foreign source taxable income. For this purpose, the portion of dividends and distributions paid by an Investment Fund from its foreign source income will be treated as foreign source income. An Investment Fund's gains from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from an Investment Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations as individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by an Investment Fund.


     The foregoing is only a general description of the treatment of foreign income taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                        FEDERAL TAX TREATMENT OF FORWARD
                  CURRENCY CONTRACTS AND EXCHANGE RATE CHANGES

     Except for certain hedging transactions, each Investment Fund is required for federal income tax purposes to recognize as gain or loss for each taxable year its net unrealized gains and losses on certain forward currency and futures contracts as of the end of each taxable year, as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, forward currency futures contracts which are intended to hedge against a change in the value of securities held by an Investment Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     Any net gain realized from the closing out of futures contracts will generally be qualifying income for purposes of the 90% Gross Income test. In order to satisfy the Short-Short Gain test, however, the Investment Fund will have to avoid realizing gains on futures contracts and certain forward contracts held less than three months and may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains of such contracts that have been open for less than three months as of the end of the Investment Fund's taxable year and which are treated as recognized for tax purposes at the end of the taxable year will not be considered gains on securities held less than three months for purposes of the Short-Short Gain test.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Investment Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Investment Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of an Investment Fund's net investment income, if any, available to be distributed to its shareholders as ordinary income.

                         TAXES AND FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("Foreign Shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of ordinary income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, Foreign Shareholders will generally be exempt from United States federal income tax on gains realized on the sale of shares of the Fund, distributions of net long-term capital gains, and amounts retained by the Fund which are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of net investment income and net long-term capital gains, and any gains realized upon the sale of shares of the Fund, will be subject to U.S. federal income tax at the rates applicable to United States citizens and residents or domestic corporations.

     The Fund may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with Internal Revenue Service certification requirements.

     The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                               PURCHASE OF SHARES

     For Class A shares of the Non-Money Funds, the purchase price of shares is based upon the net asset value per share plus the applicable sales charge, if any, next determined after the purchase order is received. Class B shares and Class C shares of the Non-Money Funds may be purchased at the net asset value per share next determined after the purchase order is received. For all classes of such Investment Funds an order received prior to the regular close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received after the regular close of the NYSE will be executed at the price computed on the next day the NYSE is open. The purchase price of shares of the Non-Money Funds is based on such price as further described in the Prospectus under "Purchase of Shares." Class A shares of the Non-Money Funds purchased without an initial sales charge that are redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC"), certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC, as described in the Prospectus under "Purchase of Shares." The initial sales charge and CDSC are not applicable to shares of any class of any Investment Fund purchased through the automatic reinvestment of dividends or distributions paid by any Investment Fund. The price of shares of the Money Market Funds is the net asset value per share next determined after Federal Funds are available to such Investment Fund. A purchase of a Money Market Fund's shares by check is credited to the shareholder's account at the price next determined after receipt of Federal Funds on the day of receipt and will begin receiving dividends the following day. Shares of the Fund may be purchased on any day the NYSE and the Federal Reserve Banks are open. The NYSE and/or the Federal Reserve Banks are closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Each Investment Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and
(iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of an Investment Fund's shares.

                              REDEMPTION OF SHARES

     Each Investment Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for an Investment Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit.

     Any redemption may be more or less than the shareholder's cost depending on, among other factors, the market value of the securities held by the Investment Fund. Class A shares of the Non-Money Funds purchased without an initial sales charge due to the size of the purchase that are redeemed within one year of purchase are subject to a 1.00% CDSC, certain Class B shares of the Non-Money Funds that are redeemed within six years of purchase are subject to a CDSC of up to 5.00% that decreases to 0% after six years, and certain Class C shares of the Non-Money Funds that are redeemed within one year of purchase are subject to a 1.00% CDSC as described in the Prospectus under "Purchase of Shares." Such initial sales charge and CDSC are not applicable to shares of any class of any Investment Fund purchased through the automatic reinvestment of dividends or distributions paid by any Investment Fund.

     To protect your account and the Fund from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or registered address; and (2) share transfer requests.

     Eligible signature guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, provided that the institution is a member of the Securities Transfer Agents Medallion Program or another recognized signature guarantee program. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

     Redemption of shares held in broker street name may not be accomplished by mail or telephone as described above. Shares held in broker street name may be redeemed only by contacting the investment dealer, bank or financial services firm ("Participating Dealer") that handles your account.

                             INVESTMENT LIMITATIONS


     Each current Investment Fund of the Fund has adopted the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Investment Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Investment Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Investment Fund. Each Investment Fund will not:


     (1) invest in commodities, except that each of the Emerging Markets Fund, Latin American Fund, European Equity Fund, American Value Fund, Aggressive Equity Fund, Growth and Income and Worldwide High Income Fund may invest in futures contracts and options to the extent that not more than 5% of its total assets are required as deposits to secure obligations under futures contracts and not more than 20% of its total assets are invested in futures contracts and options at any time;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate, and except that the U.S. Real Estate Fund may invest in real estate limited partnership interests, but may not invest in such interests that are not publicly traded;

     (3)  underwrite the securities of other issuers;

     (4) invest for the purpose of exercising control over management of any company;

     (5) invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except that the Tax-Free Money Market Fund may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operations;

     (6) with respect to all the Investment Funds, except the Latin American Fund and U.S. Real Estate Fund, acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Investment Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (in the case of the Money Market Fund) instruments issued by U.S. banks or their domestic branches;

     (7) write or acquire options or interests in oil, gas or other mineral exploration or development programs or leases; or

     With respect to limitation (6) above concerning industry concentration, the Money Market Fund will consider wholly-owned finance companies to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and will divide utility companies according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In addition, the following are fundamental investment limitations with respect to the Non-Money Market Investment Funds. No Non-Money Market Investment Fund May:

     (1) purchase on margin or sell short except as specified above in (1) and except that the Emerging Markets Fund, Latin American Fund, European Equity Fund, Aggressive Equity Fund and Worldwide High Income Fund may enter into short sales in accordance with its investment objectives and policies;

     (2) purchase or retain securities of an issuer if those officers and Directors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 10% of the Investment Fund's total assets valued at the lower of market or cost and an Investment Fund may not purchase additional securities when borrowings exceed 5% of total assets, except that the Worldwide High Income Fund, Latin American Fund, Growth and Income Fund and Money Market Fund may enter into reverse repurchase agreements in accordance with their investment objectives and policies and except that each of the Latin American Fund, Aggressive Equity Fund and Worldwide High Income Fund may borrow amounts up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing;

     (4) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except that each of the Latin American, Aggressive Equity and Worldwide High Income Funds may pledge, mortgage or hypothecate its assets to secure borrowings in amounts up to 33 1/3% of its assets (including the amount borrowed);

     (5) invest more than an aggregate of 15% of the total assets of the Investment Fund, determined at the time of investment, in illiquid assets, including repurchase agreements having maturities of more than seven days; provided, however, that no Investment Fund shall invest more than 10% of its total assets in securities subject to legal or contractual restrictions on resale;

     (6) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act;

     (7)  issue senior securities.

     (8) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are publicly distributed, and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder;

     (9) with respect to all of the Investment Funds except the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, Aggressive Equity Fund and U.S. Real Estate Fund, purchase more than 10% of any class of the outstanding securities of any issuer;

     (10) with respect to all the Investment Funds except the Global Fixed Income Fund, Emerging Markets Fund, Latin American Fund, U.S. Real Estate Fund purchase securities of an issuer (except obligations of the U.S. Government and its instrumentalities) if as the result, with respect to 75% of its total assets, more than 5% of the Investment Fund's total assets, at market, would be invested in the securities of such issuer;

     The following are fundamental investment limitations with respect to the Money Market Funds. No Money Market Fund may:

     (1) issue senior securities or borrow money, except for borrowing money from banks for temporary purposes or (with respect to the Money Market Fund and Government Obligations Fund) for reverse repurchase agreements, and then in amounts not in excess of 10% of the value of the Investment Fund's total assets at the time of such borrowing, and only if after such borrowing there is asset coverage of at least 300 percent for all borrowings of the Investment Fund; or mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Investment Fund, any assets except as may be necessary in connection with permitted borrowings and then, in amounts not in excess of 10% of the value of the Investment Fund's total assets at the time of the borrowing; or purchase portfolio securities while borrowings in excess of 5% of the Investment Fund's net assets are outstanding. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Investment Fund's securities by enabling the Investment Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.);

     (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

     (3) make short sales of securities or maintain a short position or write or sell puts, calls, straddles, spreads or combinations thereof;

     (4) with respect to the Money Market Fund, invest in other investment companies except to the extent permitted by the 1940 Act, provided that the Investment Fund may invest only in investment companies that are unaffiliated with the Fund; and with respect to the Tax-Free Money Market Fund and Government Obligations Money Market Fund, invest more than 10% of the value of the Investment Fund's assets in other investment companies that are unaffiliated with the Fund and then no more than 5% of the Investment Fund's assets may be invested in any one money market fund;

     (5) with respect to the Money Market Fund, purchase any securities other than Money-Market Instruments, some of which may be subject to repurchase agreements, but the Investment Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Investment Fund's assets and may make time deposits;

     (6) with respect to the Tax-Exempt Money Market Fund, under normal market conditions invest less than 80% of its net assets in securities the interest on which is exempt from the regular federal income tax and does not constitute an item of tax preference for purposes of the federal alternative minimum tax ("Tax-Exempt Interest");

     (7) with respect to the Government Obligations Money Market Fund, purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements relating to such obligations. There is no limit on the amount of the Investment Fund's assets which may be invested in the securities of any one issuer of obligations that the Investment Fund is permitted to purchase;

     (8) purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities subject to unconditional demand features issued by a non-controlled person) if immediately after and as a result at the time of purchase more than 5% of the Investment Fund's total assets would be invested in the securities of such issuer; except that, under applicable regulations, the Investment Fund may invest more than 5% of its total assets in any one issuer for up to three business days;

     (9) enter into repurchase agreements with more than seven days maturity if, as a result, more than 10% of the value of its net assets would be invested in these agreements and other investments for which market quotations are not readily available or which are otherwise illiquid; and

     (10) make loans, except that an Investment Fund may purchase or hold debt obligations in accordance with its investment objectives, policies and limitations and, with respect to the Money Market and Government Obligations Money Market Funds, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral, consisting of cash or securities which are consistent with the Investment Fund's permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned.

     In addition, the Fund has adopted the following limitations which are not fundamental policies and may be changed without shareholder approval:

     (1) no Investment Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such derivative securities will exceed 5% of its respective total assets except that the Emerging Markets, Latin American, European Equity, Aggressive Equity, Growth and Income and Worldwide High Income Funds may purchase puts and calls on foreign currencies and may write covered call options in accordance with its investment objective and policies;

     (2) no Investment Fund may purchase warrants if, by reason of such purchase, more than 5% of the value of the Investment Fund's net assets would be invested in warrants valued at the lower of cost or market. Included in this amount, but not to exceed 2% of the value of the Investment Fund's net assets, may be warrants that are not listed on a nationally recognized stock exchange;

     (3)  no Investment Fund will invest in oil, gas or other mineral leases;


     Each of the Global Fixed Income, Emerging Markets, Latin American, Aggressive Equity and U.S. Real Estate Funds will diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of the Investment Fund's total assets is represented by cash (including cash items and receivables), U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Investment Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities); and

     (4) the Emerging Markets Fund may invest up to 25% of its total assets in privately placed securities, provided that it may not invest more than 15% of its total assets in illiquid securities, including securities for which there is no readily available market, and provided further that it will not invest more than 10% of its total assets in securities which are restricted from sale to the public without registration under the Securities Act of 1933, except securities that are not registered under the Securities Act of 1933 but that can be offered and sold to qualified institutional buyers under Rule 144A under that Act.

     The percentage limitations contained in these restrictions apply at the time of purchase of securities. Future Investment Funds of the Fund may adopt different limitations.

                  DETERMINING MATURITIES OF CERTAIN INSTRUMENTS

     Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (1) a Government Obligation with a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in one year or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate;
(c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                             MANAGEMENT OF THE FUND
Officers and Directors

     The Fund's officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its officers. Three Directors and all of the officers of the Fund are directors, officers or employees of the Fund's adviser, distributor or administrative services provider. The other Directors have no affiliation with the Fund's adviser, distributor or administrative services provider. The Directors are also Directors of other open-end funds advised by Morgan Stanley Asset Management Inc. (collectively with the Fund, the "Open-End Fund Complex"). Officers of the Fund are also

Officers of some or all of the other investment companies managed, administered, advised or distributed by Morgan Stanley Asset Management Inc. or its affiliates. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below:

                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------
Barton M. Biggs*                   Chairman and            Chairman and Director of Morgan Stanley Asset Management Inc.
1221 Avenue of the                 Director                and Morgan Stanley Asset Management Limited; Managing Director of Morgan
Americas                                                   Stanley & Co. Incorporated; Director of Morgan Stanley Group Inc.; Member
New York, NY 10020                                         of Investment Advisory Counsel of the Thailand Fund; Member of the
11/26/32                                                   Yale Development Board; Director of the Rand McNally Company; Director
                                                           and Officer of various investment companies managed by Morgan Stanley
                                                           Asset Management Inc.

Warren J. Olsen*                   Director and            Principal of Morgan Stanley Asset Management Inc.; President and
1221 Avenue of the                 President               Director of various investment companies managed by Morgan Stanley
Americas                                                   Asset Management Inc.
New York, NY 10020
12/21/56

                                        24

                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------
John D. Barrett, II                Director                Chairman and Director of Barrett Associates, Inc. (investment
521 Fifth Avenue                                           counseling); Director of the Ashforth Company (real estate); Director
New York, NY 10135                                         of the Morgan Stanley Institutional Fund, Inc. and PCS Cash Fund, Inc.
8/21/35

Gerard E. Jones                    Director                Partner in Richards & O'Neil LLP (law firm); Director of the Morgan
43 Arch Street                                             Stanley Institutional Fund, Inc. and PCS Cash Fund, Inc.
Greenwich, CT 06830
1/23/37

Andrew McNally IV                  Director                Chairman and Chief Executive Officer of Rand McNally (publication);
8255 North Central                                         Director of Allendale Insurance Co., Mercury Finance (consumer finance);
Park Avenue                                                Zenith Electronics, Hubbell, Inc. (industrial electronics); Director
Skokie, IL 60076                                           of the Morgan Stanley Fund, Inc., Morgan Stanley Institutional Fund,
11/11/39                                                   Inc. and PCS Cash Fund, Inc.; Director of the Morgan Stanley
                                                           Institutional Fund, Inc. and PCS Cash Fund, Inc.

Samuel T. Reeves                   Director                Chairman of the Board and CEO, Pinacle Trading L.L.C. (investment firm);
8211 North Fresno Street                                   Director, Pacific Gas and Electric and PG&E Enterprises (utilities);
Fresno, CA 93720                                           Director of the Morgan Stanley Institutional Fund, Inc. and PCS Cash
7/28/34                                                    Fund, Inc.


Fergus Reid                        Director                Chairman and Chief Executive Officer of LumeLite Corporation
85 Charles Colman Blvd.                                    (injection molding firm); Trustee and Director of Vista Mutual Fund
Pawling, NY 12564                                          Group; Director of the Morgan Stanley Institutional Fund, Inc. and
8/12/32                                                    PCS Cash Fund, Inc.

                                        25


                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------

Frederick O. Robertshaw            Director                Of Counsel, Copple, Chamberlin & Boehm, P.C. and Rake,
2800 North Central Avenue                                  Copple, Downey &  Black, P.C. (law firms); Director of the
Phoenix, AZ 85004                                          Morgan Stanley Institutional Fund,  Inc. and PCS Cash Fund,
1/24/34                                                    Inc.

Frederick B. Whittemore*           Director                Advisory Director of Morgan Stanley & Co. Incorporated; Vice-Chairman
1251 Avenue of the                                         and Director of various investment companies managed by Morgan Stanley
Americas, 30th Flr.                                        Asset Management Inc.
New York, NY 10020
11/12/30

James W. Grisham*                  Vice President          Principal of Morgan Stanley Asset Management Inc.; Officer of various
1221 Avenue of the                                         investment companies managed by Morgan Stanley Asset Management Inc.
Americas
New York, NY 10020
10/24/41

Michael F. Klein*                  Vice President          Vice President of Morgan Stanley Asset Management Inc; Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset
Americas                                                   Management Inc. Previously associated with Rogers & Wells (law firm).
New York, NY 10020
12/12/58

                                        26


                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------

Harold J. Schaaff, Jr.*            Vice President          Principal of Morgan Stanley & Co. Incorporated; General Counsel and
1221 Avenue of the                                         Secretary of Morgan Stanley Asset Management Inc.; Officer of various
Americas                                                   investment companies managed by Morgan Stanley Asset Management Inc.
New York, NY 10020
6/10/60

Joseph P. Stadler*                 Vice President          Vice President of Morgan Stanley Asset Management Inc.; Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset
Americas                                                   Management Inc. Previously with Price Waterhouse LLP (accounting).
New York, NY 10020
6/7/54

                                        27



                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------

Valerie Y. Lewis*                  Secretary               Vice President of Morgan Stanley Asset Management Inc.;  Officer of
1221 Avenue of the                                         various investment companies managed by Morgan Stanley Asset Management
Americas                                                   Inc. Previously with Citicorp (banking).
New York, NY 10020
3/26/56

Karl O. Hartmann                   Assistant Secretary     Senior Vice President, Secretary and General Counsel of Chase Global
73 Tremont Street                                          Funds Services Company; Previously with Leland, O'Brien, Rubinstein
Boston, MA 02108-3913                                      Associates, Inc. (investments).
3/7/55

James R. Rooney                    Treasurer               Vice President, Director of Fund Administration and Compliance Services,
73 Tremont Street                                          Chase Global Funds Services Company; Officer of various
Boston, MA 02108-3913                                      investment companies managed by Morgan Stanley Asset
10/21/58                                                   Management Inc. Previously with Scudder, Stevens &
                                                           Clark, Inc. (investment) and Ernst & Young LLP (accounting).

                                        28


                                                                   Principal Occupation During
Name, Address and Date of Birth   Position with Fund                     Past Five Years
-------------------------------   ------------------               ---------------------------


Joanna Haigney                     Assistant Treasurer     Manager of Fund Administration and Compliance Services, Chase Global
73 Tremont Street                                          Funds Services Company; Officer of various investment companies managed
Boston, MA 02108-3913                                      by Morgan Stanley Asset Management Inc. Previously with Coopers &
10/10/66                                                   Lybrand LLP.




_______
*"Interested Person" within the meaning of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS


     The Open-End Fund Complex pays each of the nine Directors who is not an "interested person" an annual aggregate fee of $55,000, plus out-of-pocket expenses. The Open-End Fund Complex will pay each of the members of the Fund's Audit Committee, which consists of three of the Fund's Directors who are not "interested persons," an additional annual aggregate fee of $10,000 for serving on such a committee. The allocation of such fees will be among the two funds in the Open-End Fund Complex in direct proportion to their respective average net assets. For the fiscal period ended June 30, 1996, the Fund paid approximately $77,000 in Directors' fees and expenses. Directors who are also officers or affiliated persons receive no remuneration for their services as Directors. The Fund's officers and employees are paid by the Adviser or its agents. As of September 3, 1996, to Fund management's knowledge, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Investment Fund of the Fund. The following table shows aggregate compensation paid to each of the Fund's Directors by the Fund and the Fund Complex, respectively, for the fiscal year from July 1, 1995 to June 30, 1996.

                               COMPENSATION TABLE


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
     (1)                                      (2)                (3)              (4)              (5)
   Name of                                 Aggregate          Pension or       Estimated          Total
   Person,                                Compensation        Retirement        Annual         Compensation
  Position                                    From             Benefits        Benefits       From Registrant
                                           Registrant          Accrued           Upon         and Fund Complex
                                                             as Part of      Retirement      Paid to Directors
                                                                Fund
                                                              Expenses
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Barton M. Biggs*                                  $0              $0              $0                    $0
Director and Chairman of the Board

John D. Barret, II,*                         $65,000              $0              $0               $65,000
Director

John E. Eckleberry,***                            $0              $0              $0                    $0
Director

Gerard E. Jones,*                            $65,000              $0              $0               $72,100
Director

Warren J. Olsen,*                                 $0              $0              $0                    $0
Director and President

Andrew McNally IV,*                          $55,000+             $0              $0               $55,000
Director

Samuel T. Reeves,*                           $55,000+             $0              $0               $55,000
Director

Fergus Reid,*                                $65,000+             $0              $0               $72,100
Director

Frederick O. Robertshaw,**                   $55,000+             $0              $0               $55,000
Director

Frederick B. Whittemore,**                        $0+             $0              $0               $13,750
Director (Chairman of the Board until
June 28, 1995)
---------------------------------------------------------------------------------------------------------------

*    Elected (Director) as of June 28, 1995.

**   Reelected as of June 28, 1995.

***  Resigned as of June 28, 1995.

+ The total amount of deferred compensation for Frederick O. Robertshaw, Samuel T. Reeves, Fergus Reid, Andrew McNally IV and Frederick B. Whittemore was $0, $32,500, $27,500, $27,500 and $3,000, respectively.

INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS

     The Adviser is a wholly-owned subsidiary of Morgan Stanley Group Inc. ("Group"). The principal offices of the Group are located at 1221 Avenue of the Americas, New York, NY 10020.
     The Group, a renowned global financial services firm, is distinguished by quality, service and a commitment to excellence. Tracing its roots to the founding of the U.S. securities industry, the Group remains a leader in the field. The Group's premier list of clients includes some of the largest multinational corporations and institutions, governments, nation-states, royal households and very high-net-worth individuals.


     The Group with its subsidiaries ("Morgan Stanley") maintains a major global presence with offices in Chicago, Frankfurt, Hong Kong, London, Los Angeles, Luxembourg, Melbourne, Milan, New York, Paris, San Francisco, Seoul, Singapore, Taipei, Tokyo, Toronto and Zurich. With over ______ employees, approximately __% of which are located outside the U.S., and members of the portfolio management teams which are native to the countries in which they are investing, Morgan Stanley is in an exceptional position to interpret the forces that will impact the world's capital markets today, over the next decade and beyond.


     The investment management division of Morgan Stanley was formed in 1975 under the leadership of Barton Biggs and incorporated as a wholly-owned subsidiary of the Group in 1981. MSAM was formed to offer investment management and fiduciary services to institutions and high-net-worth individuals. MSAM offers its clients the same superior service and high standards of integrity that have been the hallmark of Morgan Stanley since its founding in 1935.


     As one of the world's premier global investment managers affiliated with one of the leading global financial services firms and with offices in the United States, Europe and Asia, MSAM brings a truly global perspective to the investment of its clients' assets. This global perspective, coupled with Morgan Stanley's long-standing tradition of integrity and prudence, puts MSAM in a unique position to offer investment management services. As compensation for advisory services to the Fund for the fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, the Adviser earned fees of approximately $126,000 (and voluntarily waived all such fees), $2,322,000 (and voluntarily waived a portion of such fees equal to approximately $1,026,000), $4,571,000 (and voluntarily waived a portion of such fees equal to approximately
$868,000) respectively.   Further, for the fiscal years ended June 30, 1994,
June 30, 1995 and June 30, 1996, MSAM, as adviser for the PCS Money Market Portfolio (the "Predecessor Money Market Portfolio") the predecessor to the Money Market Fund received $686,138, $611,754 and $759,398, respectively (net of voluntary fee waivers of $109,879, $87,105 and $153,797 respectively) and as adviser for the PCS Government Obligations Money Market Portfolio (the "Predecessor Government Obligations Portfolio") the predecessor to the Government Obligations Fund received $412,757, $897,867 and $395,312 respectively (net of voluntary fee waivers of $25,448, $0 and $45,251, respectively).

     Pursuant to the Administration Agreement between the Adviser and the Fund, the Adviser provides administrative services. For its services under the Administration Agreement, the Fund pays the Adviser a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Non-Money Market Fund and 0.10% of the first $200 million of each Money Market Fund's average daily net assets, 0.75% of the next $200 million of average daily net assets, .05% of the next $200 million of average daily net assets, and .03% on average daily net assets over $600 million. For the fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, the Fund paid administrative fees to MSAM of approximately $58,000, $852,000, and $1,154,000 respectively. For the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, PFPC Inc., which served as administrator to the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio (the "Predecessor Portfolios"), was paid aggregate administrative fees of $283,085, $346,829 and $273,252 respectively.

     Under an Agreement between the Adviser and The Chase Manhattan Bank ("Chase," successor in interest to United States Trust Company of New
York), Chase Global Funds Services Company ("CGFSC," formerly Mutual Funds Service Company, a corporate affiliate of Chase) provides certain administrative services to the Fund. CGFSC provides operational and administrative services to investment companies with approximately $61 billion in assets and having approximately 217,452 shareholder accounts as of September 30, 1995. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

DISTRIBUTION OF FUND SHARES


     Morgan Stanley & Co. Incorporated (the "Distributor"), a wholly-owned subsidiary of the Group, serves as the Distributor of the Fund's shares pursuant to a Distribution Agreement for the Fund and a Plan of Distribution for the Money Market Funds and each class of the Non-Money Funds pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan" and collectively, the "Plans").
 Under each Plan the Distributor is entitled to receive from these Investment Funds a distribution fee, which is accrued daily and paid quarterly, of up to 0.25% for Class A shares of each of the Non-Money Funds, up to 0.50% for each of the Money Market Funds and up to 0.75% of the Class B shares and Class C shares of each of the Non-Money Funds, on an annualized basis, of the average daily net assets of such Investment Fund or classes. The Distributor expects to allocate most of its fee to investment dealers, banks or financial service firms that provide distribution, administrative or shareholder services
(a "Participating Dealer"). The actual amount of such compensation is agreed upon by the Fund's Board of Directors and by the Distributor. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and the Distributor is free to make additional payments out of its own assets to promote the sale of Fund shares.

     The Plans obligate the Investment Funds to accrue and pay to the Distributor the fee agreed to under its Distribution Agreement. The Plans do not obligate the Investment Funds to reimburse the Distributor for the actual expenses the Distributor may incur in fulfilling its obligations under the Plan. Thus, under each Plan, even if the Distributor's actual expenses exceed the fee payable to it thereunder at any given time, the Investment Funds will not be obligated to pay more than that fee. If the Distributor's actual expenses are less than the fee it receives, the Distributor will retain the full amount of the fee. The Plans for the Class A, Class B and Class C shares of the Non-Money Market Funds were most recently approved by the Fund's Board of Directors, including those directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related thereto, on September 20, 1995 and the Plan for the Money Market Funds was most recently approved on ________________.



     As compensation for providing distribution services to the Fund for the fiscal year ended June 30, 1995, the Distributor received aggregate fees of approximately $2,697,893 which were attributable approximately as follows:



                                                             Fiscal Year
                                                                Ended
                                                            June 30, 1995
                                                            -------------
Global Equity Allocation Fund-Class A. . . . . . . . .       $  97,885
Global Equity Allocation Fund-Class B+ . . . . . . . .             N/A
Global Equity Allocation Fund-Class C+ . . . . . . . .         366,778
Global Fixed Income Fund-Class A . . . . . . . . . . .          24,803
Global Fixed Income Fund-Class B+. . . . . . . . . . .             N/A
Global Fixed Income Fund-Class C+. . . . . . . . . . .          56,785
Asian Growth Fund-Class A. . . . . . . . . . . . . . .         402,870
Asian Growth Fund-Class B+ . . . . . . . . . . . . . .             N/A
Asian Growth Fund-Class C+ . . . . . . . . . . . . . .       1,314,505
Emerging Markets Fund-Class A* . . . . . . . . . . . .          34,453
Emerging Markets Fund-Class B* . . . . . . . . . . . .             N/A
Emerging Markets Fund-Class C* . . . . . . . . . . . .         110,688
Latin American Fund-Class A* . . . . . . . . . . . . .          14,697
Latin American Fund-Class B* . . . . . . . . . . . . .             N/A

Latin American Fund-Class C* . . . . . . . . . . . . .            28,402
American Value Fund-Class A. . . . . . . . . . . . . .            35,886
American Value Fund-Class B+ . . . . . . . . . . . . .               N/A
American Value Fund-Class C+ . . . . . . . . . . . . .            93,416
Worldwide High Income Fund-Class A . . . . . . . . . .            28,283
Worldwide High Income Fund-Class B . . . . . . . . . .               N/A
Worldwide High Income Fund-Class C+. . . . . . . . . .            88,442
Aggressive Equity Fund-Class A** . . . . . . . . . . .               N/A
Aggressive Equity Fund-Class B** . . . . . . . . . . .               N/A
Aggressive Equity Fund-Class C** . . . . . . . . . . .               N/A
High Yield Fund-Class A**. . . . . . . . . . . . . . .               N/A
High Yield Fund-Class B**. . . . . . . . . . . . . . .               N/A
High Yield Fund-Class C**. . . . . . . . . . . . . . .               N/A
U.S. Real Estate Fund-Class A**. . . . . . . . . . . .               N/A
U.S. Real Estate Fund-Class B**. . . . . . . . . . . .               N/A
U.S. Real Estate Fund-Class C**. . . . . . . . . . . .               N/A
International Magnum Fund-Class A**. . . . . . . . . .               N/A
International Magnum Fund-Class B**. . . . . . . . . .               N/A
International Magnum Fund-Class C**. . . . . . . . . .               N/A
Japanese Equity Fund-Class A** . . . . . . . . . . . .               N/A
Japanese Equity Fund-Class B** . . . . . . . . . . . .               N/A
Japanese Equity Fund-Class C** . . . . . . . . . . . .               N/A
Growth and Income Fund-Class A** . . . . . . . . . . .               N/A
Growth and Income Fund-Class B** . . . . . . . . . . .               N/A
Growth and Income Fund-Class C** . . . . . . . . . . .               N/A
European Equity Fund-Class A** . . . . . . . . . . . .               N/A
European Equity Fund Class B** . . . . . . . . . . . .               N/A
European Equity Fund Class C** . . . . . . . . . . . .               N/A
Money Market Fund**++. . . . . . . . . . . . . . . . .               N/A
Tax-Free Money Market Fund **. . . . . . . . . . . . .               N/A
Government Obligations Money Market Fund**++ . . . . .               N/A
________________________

* The Emerging Markets and Latin American Funds commenced operations on July 6, 1994.

**   Not operational as of June 30,1995.

* The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995. Therefore, no fees were incurred for the fiscal year ended June 30, 1995.

**   Not operational as of June 30, 1996.

++ As compensation for providing distribution services to the Predecessor Portfolios for the fiscal years ended June 30, 1996, the Distributor received fees from the Predecessor Money Market Portfolio in the amount of $843,776 and from the Predecessor Government Obligations Money Market Portfolio in the amount of $439,236.


CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Adviser and, as described below, impose additional, more onerous, restrictions on the Fund's investment personnel.

     The Codes require that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Adviser. Furthermore, the Codes provide for trading "blackout periods" that prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     The names and addresses of the holders of 5% or more of the outstanding shares of any class of the Fund as of September 3, 1996 and the percentage of outstanding shares of such classes owned beneficially or of record by such shareholders as of such date are, to Fund management's knowledge, as follows:


     GLOBAL EQUITY ALLOCATION FUND: Scott & Stringfellow PSP, C/O David Plageman, P.O. Box 1575, Richmond, VA 23213, owned 5% of the total outstanding Class A shares of such Investment Fund.

     GLOBAL FIXED INCOME FUND: The Private Bank & Trust Co., 10 Dearborn Street, Chicago, IL 60602, owned 16% of the total outstanding Class A shares of such Investment Fund; Fredmar Inc., P.O. Box 7669, Warwick, RI 02887, owned 10% of the total outstanding Class B shares of such Investment Fund and Painewebber, FBO Robert P. Buhrman, P.O. Box 3321, Weehawken, NJ 07087, owned 9% of total outstanding Class C shares of such Investment Fund.

     AMERICAN VALUE FUND: Smith Barney Inc., 388 Greenwich Street, New York, N.Y. 10013, owned 7% of the total outstanding Class A shares of such Investment Fund; James G. McMurray, M.D. Profit Sharing Plan, 303
Williams Avenue, Suite 411, Huntsville, AL 35801, owned 7% of the total outstanding Class B shares of such Investment Fund and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 13% of the total outstanding Class C shares of such Investment Fund.

     WORLDWIDE HIGH INCOME FUND: FTC & Co., Attn: Datalynx #118, P.O. Box 173736, Denver, CO 80217, owned 15% of the total outstanding Class A shares of such Investment Fund.

     EMERGING MARKETS FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 36% of the total outstanding Class A shares of such Investment Fund.

     HIGH YIELD FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 81% of the total outstanding Class A shares of such Investment Fund, 88% of the total outstanding Class B shares of such Investment Fund and 93% of the total outstanding Class C shares of such Investment Fund.

     LATIN AMERICAN FUND: Charles Schwab & Co., Inc., Exclusive Benefit of its Customers, 101 Montgomery Street, San Francisco, CA 94104, owned 21% of the total outstanding Class A shares of such Investment Fund and Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, owned 7% of the total outstanding Class B shares of such Investment Fund.

     U.S. REAL ESTATE FUND: Morgan Stanley Group, Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 69% of the total outstanding Class A shares of such Investment Fund, 65% of the total outstanding Class B shares of such Investment Fund and 89% of the total outstanding Class C shares of such Investment Fund.

     AGGRESSIVE EQUITY FUND: Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 34% of the total outstanding Class A shares of such Investment Fund, 59% of the total outstanding Class B shares of such Investment Fund and 61% of the total outstanding Class C shares of such Investment Fund.

     INTERNATIONAL MAGNUM FUND: Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 91% of the total outstanding Class A shares of such Investment Fund; Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 90% of the total outstanding Class B shares of such Investment Fund and Morgan Stanley Group Inc., 1221 Avenue of the Americas, New York, NY 10020, owned 81% of the total outstanding Class C shares of such Investment Fund.

     The Group may be deemed a "controlling person" of the Fund by virtue of its power to control the voting or disposition of the shares it owns. As a result of its ownership position, the Group may be able to control the outcome of matters voted on by shareholders of the Investment Funds.



                        MONEY MARKET FUND NET ASSET VALUE

     Each of the Money Market Funds seeks to maintain a stable net asset value per share of $1.00. Each Investment Fund uses the amortized cost method of valuing its securities, which does not take into account unrealized gains or losses. The use of amortized cost and the maintenance of an Investment Fund's per share net asset value at $1.00 is based on the Investment Fund's election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that Rule, each of the Money Market Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities which are of "eligible quality" as determined in accordance with regulations of the SEC.

     The Rule also requires that the Directors, as a particular responsibility within the overall duty of care owed to shareholders, establish procedures reasonably designed, taking into account current market conditions and the Investment Funds' investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield available for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by, or under procedures adopted by, the Directors.

     In the event of a deviation of over 1/2 of 1% between an Investment Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Directors will promptly consider what action, if any, should be taken. The Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair results which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, paying distributions from capital or capital gains or utilizing a net asset value per share as determined by using available market quotations.


     There are various methods of valuing the assets and of paying dividends and distributions from a money market fund. Each of the Money Market Funds values its assets at amortized cost while also monitoring the available market bid price, or yield equivalents. Since dividends from net investment income will be declared daily and paid monthly, the net asset value per share of such Investment Funds will ordinarily remain at $1.00, but the Investment Funds' daily dividends will vary in amount. Net realized short-term capital gains, if any, less any capital loss carryforwards, will be distributed whenever the Directors determine that such distributions would be in the best interest of shareholders, but in any event, at least once a year. The Money Market Funds do not expect to realize any long-term capital gains. Should any such gains be realized, they will be distributed annually, less any capital loss carryforwards.

                             PORTFOLIO TRANSACTIONS


     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Investment Funds and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Investment Funds. The Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

     In purchasing and selling securities for the Investment Funds, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Investment Funds, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by an Investment Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of an Investment Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Investment Fund and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Directors.

     Subject to the overriding objective of obtaining the best possible execution of orders, the Adviser may allocate a portion of the Fund's portfolio brokerage transactions to Morgan Stanley or broker affiliates of Morgan Stanley. In order for Morgan Stanley or its affiliates to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Morgan Stanley or such affiliates must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Directors of the Fund, including a majority of the Directors who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Morgan Stanley or such affiliates are consistent with the foregoing standard. For the three fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, the Fund paid brokerage commissions of approximately $2,497, $618,000 and $115,622, respectively, to the Distributor, an affiliated broker-dealer. For the fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, commissions paid to the Distributor represented approximately 6.8%, 30% and 7%, respectively, of the total amount of brokerage commissions paid in such period and which were paid on transactions that represented 8.9%, 21% and 3% respectively, of the aggregate dollar amount of transactions that incurred commissions paid by the Fund during such period.

     Investment Fund securities will not be purchased from, or through, or sold to or through, the Adviser or Morgan Stanley or any "affiliated persons," as defined in the 1940 Act, of Morgan Stanley when such entities are acting as principals, except to the extent permitted by law.

                             PERFORMANCE INFORMATION

     The Fund may from time to time quote various performance figures to illustrate the Investment Funds' past performance.

     Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations. In the case of total return, non-standardized performance quotations may be furnished by the Fund but must be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

     From time to time the Investment Funds may advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance. The average annual total return is determined by finding the average annual compounded rates of return over 1-, 5-, and 10-year periods (or over the life of the Investment Fund) that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1-, 5-, and 10- year period (or over the life of the Investment Fund) and the deduction of all applicable Fund expenses on an annual basis.


Total return figures are calculated according to the following formula:


             n
     P(1 + T) = ERV
where:
    P     =    a hypothetical initial payment of $1,000
    T     =    average annual total return
    n     =    number of years
    ERV   =    ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).


     Calculated using the formula above, the average annualized total return, exclusive of a sales charge or deferred sales charge, for each of the Investment Funds that commenced operations prior to June 30, 1996 for the one-year period ended June 30, 1996 and for the period from the inception of each Investment Fund through June 30, 1996 are as follows:


                                               One-Year Period
                                                  Ended               Since
                                                June 30, 1995       Inception

Global Equity Allocation Fund
    (commenced operations on January 4, 1993)
       Class A Shares                             19.65%               13.82%
       Class B Shares+                             N/A                   N/A
       Class C Shares+                            18.33%               12.98%

Global Fixed Income Fund
    (commenced operations on January 4, 1993)
       Class A Shares                             17.65%                8.54%

       Class B Shares+                              N/A                 N/A
       Class C Shares+                            16.63%               7.63%

Asian Growth Fund
     (commenced operations on June 23, 1993)
       Class A Shares                              6.36%              14.20%
       Class B Shares+                              N/A                 N/A
       Class C Shares+                             5.49%              13.40%

American Value Fund
     (commenced operations on Oct. 18, 1993)
       Class A Shares                             19.34%               9.44%
       Class B Shares+                              N/A                 N/A
       Class C Shares+                            18.43%               8.57%

Worldwide High Income Fund
     (commenced operations on April 21, 1994)
       Class A Shares                             19.77%              12.03%
       Class B Shares+                              N/A                 N/A
       Class C Shares+                            18.88%              11.18%

Emerging Markets Fund
     (commenced operations on July 6, 1994)
       Class A Shares                             (7.11)               (9.97)%
       Class B Shares+                              N/A                 N/A
       Class C Shares+                            (7.80)               (10.64)%

Latin American Fund
     (commenced operations on July 6, 1994)
       Class A Shares                             (20.43)%           (13.96)%
       Class B Shares+                              N/A                N/A
       Class C Shares+                            (21.19)%           (14.80)%

       The High Yield, U.S. Real Estate, International Magnum, Japanese Equity, European Equity, Growth and Income, Tax-Free Money Market and Government Obligations Money Market Funds had not commenced operations in the fiscal year ended June 30, 1995.

+ The Class B shares listed above were created on May 1, 1995. The original Class B shares were renamed Class C shares, as listed above, on May 1, 1995. The Class B shares commenced operations on August 1, 1995.


*      Not Annualized.

YIELD FOR CERTAIN INVESTMENT FUNDS

       From time to time certain of the Investment Funds may advertise yield.

       Current yield reflects the income per share earned by an Investment Fund's investments.

       Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period.

       Current yield figures are obtained using the following formula:


                     6
Yield = 2[(a - b + 1) - 1]
           -----
            cd


where:
a    =  dividends and interest earned during the period
b    =  expenses accrued for the period (net of reimbursements)
c    =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
d    =  the maximum offering price per share on the last day of the period

     The 30-day yield for the Global Fixed Income Fund as of June 30, 1995 was 5.19% for Class A shares and 4.69% for Class C shares. The 30-day yield for the Worldwide High Income Fund as of June 30, 1995 was 10.55% for Class A shares and 10.47% for Class C shares.

CALCULATION OF YIELD FOR MONEY MARKET FUNDS

     The current yield of the Money Market, Tax-Free Money Market and Government Obligations Money Market Funds are calculated daily on a base period return for a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes in such account) by its average net asset value for the period, and then multiplying it by 365/7 to determine the annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. The yields of the Predecessor Money
Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.40% and 4.42% respectively. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for each Portfolio by dividing the base period return by 7, adding 1 to the quotient, raising the sum to the 365th power, and subtracting
1 from the result. The effective yields of the Predecessor Money Market Portfolio and Predecessor Government Obligations Money Market Portfolio for the 7-day period ended June 30, 1996 were 4.50% and 4.52% respectively.


     The yield of a Fund will fluctuate. The annualization of a week's dividend is not a representation by the Fund to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing fund instruments, computing net asset value and calculating yield.

TAXABLE EQUIVALENT YIELD

     It is easy to calculate your own taxable equivalent yield if you know your tax bracket. The formula is:

                Tax Free Yield
             --------------------
             1 - Your Tax Bracket       =       Your Taxable Equivalent Yield

     For example, if you are in the 28% tax bracket and can earn a tax-free yield of 7.5%, the taxable equivalent yield would be 10.42%.

     The table below indicates the advantages of investments in Municipal Bonds for certain investors. Tax-exempt rates of interest payable on a Municipal Bond (shown at the top of each column) are equivalent to the taxable yields set forth opposite the respective income tax levels, based on income tax rates effective for the tax year 1996 under the Internal Revenue Code. There can, of course, be no guarantee that the Money Market, Tax-Free Money Market or the Government Obligations Money Market will achieve a specific yield. Also, it is possible that some portion of the Fund's dividends may be subject to federal income taxes. A substantial portion, if not all, of such dividends may be subject to state and local taxes.

TAXABLE EQUIVALENT YIELD TABLE

       SAMPLE LEVEL OF                                               TAXABLE EQUIVALENT RATES
       TAXABLE INCOME                                             BASED ON TAX-EXEMPT YIELD OF:

                                    FEDERAL
                                    INCOME
JOINT             SINGLE            TAX
RETURN            RETURN            BRACKETS  3%       4%       5%       6%       7%       8%        9%        10%       11%

__________

* Net amount subject to 1996 Federal Income Tax after deductions and exemptions, not indexed for 1996 income tax rates.

The taxable equivalent yield for the Predecessor Government Obligations Money Market Portfolio for the seven days ended June 30, 1996, assuming a federal income tax rate of 39.6% (maximum rate), was 7.32%. The taxable equivalent effective yield for the Predecessor Government Obligations Money Market Portfolio for the seven days ended June 30 1996, assuming the same tax rate, was 7.48%.



COMPARISONS

     To help investors better evaluate how an investment in an Investment Fund of Morgan Stanley Fund, Inc. might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. The following publications may be used:

     (a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (b) Standard & Poor's 500 Stock Index or its component indices - unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

     (d) Wilshire 5000 Equity Index or its component indices - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (f) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

     (g) Goldman Sachs 100 Convertible Bond Index - currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     (h) Salomon Brothers GNMA Index - includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Association.

     (i) Salomon Brothers High Grade Corporate Bond Index - consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (j) Salomon Brothers Broad Investment Grade Bond - is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated BBB or better, United States Treasury/agency issues and mortgage pass-through securities.

     (k) Salomon Brothers World Bond Index - measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:


Australian Dollars                      Netherlands Guilder
Canadian Dollars                        Swiss Francs
European Currency Units                 UK Pounds Sterling
French Francs                           U.S. Dollars
Japanese Yen                            German Deutsche Marks

     (l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

     (m) Lehman LONG-TERM Treasury Bond - is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

     (n) Lehman Aggregate Bond Index - is an unmanaged index made up of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

     (o) NASDAQ Industrial Index - is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (p) Composite Indices - 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 36% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (q)  CDA Mutual Fund Report, published by CDA Investment Technologies, Inc.
- analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     (r) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk and total return for equity funds.

     (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Investor's Daily, Lipper Analytical Services, Inc., Morningstar, Inc., New York Times, Personal Investor, Wall Street Journal and Weisenberger Investment Companies Service - publications that rate fund performance over specified time periods.

     (t) Consumer Price Index (or cost of Living Index), published by the United States Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

     (u) Stocks, Bonds, Bills and Inflation, published by Hobson Associates - historical measure of yield, price and total return for common and small company stock, long-term government bonds, Treasury bills and inflation.

     (v) Savings and Loan Historical Interest Rates - as published in the United States Savings & Loan League Fact Book.

     (w) Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers Inc. and Bloomberg L.P.

     (x) The MSCI Combined Far East Free ex-Japan Index, a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

     (y) C.S. First Boston High Yield Index - generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

     (z) Russell 2500 Small Company Index - is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately $1.3 billion.

     (aa) Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

     (bb) Morgan Stanley Capital International Emerging Markets Global Latin American Index - An unmanaged, arithmetic market value weighted average of the performance of over 196 securities on the stock exchanges of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. (Assumes reinvestment of dividends.)

     (cc) IFC Global Total Return Composite Index - An unmanaged index of common stocks and includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

     (dd) EMBI+ - Expanding on the EMBI, which includes only Bradys, the EMBI+ includes a broader group of Brady Bonds, loans, Eurobonds and U.S. Dollar local markets instruments. A more comprehensive benchmark than EMBI, the EMBI+ covers 49 instruments from 14 countries. At $98 billion, its market cap is nearly 50% higher than the EMBI's. The EMBI+ is not, however, intended to replace the EMBI but rather to complement it. The EMBI continues to represent the most liquid, most easily traded segment of the market, while the EMBI+ represents the broader market, including more of the assets that investors typically hold in their portfolios. Both of these indices are published daily.

     (ee) The MSCI Latin America Global Index - is a broad-based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (Assumes reinvestment of dividends).

     (ff) Morgan Stanley Capital International Japan Index - An unmanaged index of common stocks (assumes dividends reinvested).

     (gg) NAREIT Index - An unmanaged market weighted index of tax qualified REITs (excluding healthcare REITs) listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Fund's Investment Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

AMERICAN VALUE FUND

     The American Value Fund's portfolio managers are "value" investors, and as such, their mission is to buy stocks of quality U.S.-based companies they believe to be selling below their intrinsic worth and sell them when they reach fair value. This involves buying quality stocks when they are out of favor with the majority of investors and selling them after the market has realized their fair value.

     Since 1926, small market capitalization stocks have, on average, outperformed large market capitalization stocks by 2%-3% annualized. Small capitalized stocks are defined as the five smallest market capitalization deciles of the Center for Research in Security Prices at the University of Chicago ("CRSP"); large capitalization stocks constitute the five largest CRSP market capitalization deciles.

     Wilshire Associates reports small cap value stocks (an index made up of the lowest price-to-book, lowest price-to-earnings and highest yielding small capitalization stocks) have outperformed the average small cap stock as well as the average small cap growth stock during the period of 1978 to 1994, and with less risk than the average small cap growth stock (an index made up of small capitalization stocks with the highest earnings growth, highest price-to-book and highest price-to-earnings ratios as shown in the chart below).


             [THE FOLLOWING IS A NARRATIVE DESCRIPTION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

A graph entitled "Small Cap Value Has Provided A Favorable Risk/Return Profile" indicates returns from 14.3% to 19.5% on the vertical axis and risk (standard deviation) from 14.9% to 24.3% on the horizontal axis. The following points are indicated on the graph:

                        For Small Cap Value Portfolio:
              Return of 19.5% at risk (standard deviation) of 15.9%

                 For Small Cap Mean Between Value and Growth:
              Return of 15.9% at risk (standard deviation) of 20.6%

                          Small Cap Growth Portfolio:
              Return of 15.6% at risk (standard deviation) of 24.3%

       For S&P 500:  Return of 14.3% at risk (standard deviation) of 14.9%

          Source:  Wilshire Associates style performance data 1978-1994

                   [END OF NARRATIVE DESCRIPTION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]


Past performance is no guarantee of future results. The S&P 500 and the Style Portfolio Data are unmanaged indices of securities. The risk factor is an annualized standard deviation of the annual returns. The Small Cap Value Index is a straightforward composite benchmark. It is the average of three separate indices: Low Price/Book Index ("Low P/B"), High Yield Index, and Low Price/Earnings Index ("Low P/E"). Each index is computed by sorting the companies of stocks ranked 501-2000 by market capitalization by the fundamental measure. The universe is then split into equally weighted deciles based on the sorted fundamental measure. The Low P/B and the Low P/E indices are simply the unweighted returns from the 8th and 9th decile. The High Yield Index is the unweighted return from the 2nd and 3rd decile. The process is a repetitive, rigid algorithm which is not subject to manager selectivity. The Small Cap Index is the Decile 6-8 index of the Center for Research in Security Prices of the University of Chicago ("CRSP"). The CRSP indices are composed of nearly all common stocks traded on the NYSE, AMEX, and NASDAQ within a given market-cap range. The size cutoffs are determined by ranking all NYSE stocks by market cap, forming deciles, and then adding all the issues that fit the size range from the other deciles. The CRSP Decile 6-8 represents the sixth through eighth deciles. The market capitalization ranges characterized by both indices are consistent with each other and represent the MSAM/Chicago definition of the small capitalization universe.

$10,000 invested 20 years ago in an unmanaged basket of small cap value stocks would have significantly outperformed the other investments shown in the chart below:

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

A graph entitled "Growth of a $10,000 investment on January 1, 1971 through September 30, 1995" indicates returns of $10,000 to $710,000 on the vertical axis and calendar quarters from the fourth quarter of 1970 to the third quarter of 1995 on the horizontal axis. Every sixth quarter is presented instead of lines covering each quarter.



In Thousands (except last column)


70Q4       72Q2   73Q4    75Q2   76Q4    78Q2   79Q4   81Q2  82Q4    84Q2    85Q4   87Q2    88Q4   90Q2   91Q4   93Q2 94Q4  9/30/95
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap  $10    $10     $10    $20     $30    $35    $55   $70     $110    $170   $240    $270   $270   $390   $525 $539  $657
Value
$10
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap  10     10      10     15      20     30     45    55      70      100    120     110    135    160    210  $237  $304
10
-----------------------------------------------------------------------------------------------------------------------------------
Large Cap  10     10      10     15      15     15     15    30      35      50     65      65     85     110    130  $130  $169
10
-----------------------------------------------------------------------------------------------------------------------------------
10 Year    10     10      10     12      15     15     15    30      30      35     40      45     50     60     75   $ 74  $ 85
Govt Bond
10
-----------------------------------------------------------------------------------------------------------------------------------
T-Bill     10     10      10     12      15     15     20    30      35      35     40      45     50     55     58   $  60 $ 62
10
-----------------------------------------------------------------------------------------------------------------------------------

              [END OF TABULAR REPRESENTATION THAT REPLACES GRAPHIC
                      MATERIAL FOR EDGAR FILING PURPOSES.]

Past performance is no guarantee of future results. Small cap securities are generally more volatile than T-Bills, 10-year government bonds or the S&P 500. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

     THE AMERICAN VALUE FUND'S PORTFOLIO. The portfolio universe consists of the next 2,000 companies that rank in size following the 500 largest U.S. corporations. The portfolio consists of approximately 100 companies, many of which have been in business for over one hundred years and meet the stringent criteria set forth by Morgan Stanley's portfolio management team. Companies in the portfolio must be bargain-priced, with quality products and a dominant market niche. They must demonstrate a sustainable growth rate, a healthy financial position and have a history of paying dividends.

     Careful analysis, using this criteria, helps Morgan Stanley portfolio managers distinguish an underpriced stock that is in a position to recover, from one that will continue to decline.

     THE MORGAN STANLEY DISTINCTION. The portfolio managers' goal is to capitalize on the market's tendency to overreact to bad news. Often a single negative event that has been exaggerated in the stock market can cause a stock's price to decline much more than is justified by the company's actual prospects.

This type of discrepancy between a company's market price and its intrinsic worth (based on its earnings, cash flow, and/or asset values) is viewed by the portfolio managers as an opportunity.

     The managers of the American Value Fund are long-term investors, not short-term traders. They recognize that the potentially higher rate of return available from small stocks cannot be achieved overnight. Value takes time to be realized.

     The Fund's portfolio managers seek companies paying high, sustainable dividends. Dividends are important because they provide a good indication that a company has not only quality, shareholder-oriented management, but also financial strength.

THE ASIAN GROWTH POTENTIAL

     Annual growth, as measured by Gross National Product, in the 1990s is projected to be 5.3% in Asia as compared with 2% in both North America and Europe, according to the World Bank Atlas. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century.

     According to research conducted by J. Walter Thompson, by the year 2000, Asia will have two-thirds of the world's population; only four of the world's largest cities will be non-Asian; affluent Asian households will rise by 50% to 51 million; and per capita Gross Domestic Product ("GDP") will double. In addition, 240 million Asian households will have televisions (a 70% increase in the past 5 years, as compared with a 4.3% increase in Britain and a 6.7% increase in the U.S.). China currently has one-quarter of the world's population and is projected to have 200 million middle-class consumers by the year 2000. By 2012, China, alone, is projected to have the world's largest economy.

     Annualized returns of stock markets in this region are, in some cases, twice that of the U.S., according to Morgan Stanley Capital International (MSCI) Indices. On a relative basis, stock prices in this region are less than many countries in the world, according to MSCI.

     MORGAN STANLEY: THE ASIAN AUTHORITY. Morgan Stanley has a strong commitment to the Asian region. The portfolio team is based in Morgan Stanley's Singapore office, with managers who are native to the region and the markets they analyze, offering local insights that have contributed to a superior performance record. Morgan Stanley has over 1,250 employees located in the Far East and has offices in Singapore, Shanghai, Taipei and Seoul.

                              ESTIMATED GNP GROWTH
                                    1990-2000

                         Asia                  5.3%
                         North America         2.0%
                         South America         2.2%
                         Europe                2.0%
                         Middle East           1.6%
                         Africa                0.3%
                         Source:  World Bank Atlas

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates price earnings ratios in percentage returns on the vertical axis and countries on the horizontal axis:

                        SUPERIOR HISTORIC MARKET RETURNS
                   1990-1994 ANNUALIZED RETURNS* (US DOLLARS)

               Hong Kong                                  27.18%
               Philippines                                21.44
               CFEFxJ                                     20.14
               Thailand                                   17.47
               Singapore                                  16.02
               Malaysia                                   13.86
               USA                                         9.16
               World                                       4.24
               EAFE                                        1.82
               Korea                                       0.26
               Indonesia                                  -2.15
               Taiwan                                     -2.98
               Japan                                      -3.43

Past performance of Asian markets is not a guarantee of their future performance and is not indicative of the Fund's future performance.
* Gross Dividends
Sources: MSCI Indices

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

Past Performance is no guarantee of future results. The MSCI indices represent an unmanaged basket of equity securities. The returns shown assume the reinvestment of all distributions of income and capital gains and do not reflect the deduction of sales charges or management fees and expenses that would be applicable to a managed basket of equity securities. The deduction of such sales charges and management fees and expenses would reduce the returns shown. It is not possible to invest directly in an index of equity securities, including any of the MSCI indices. An investment strategy may be designed to replicate an index of equity securities and may be more or less successful in achieving such a replication.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates price earnings ratios in percentages from 0-100% on the vertical axis and countries on the horizontal axis:

                   PRICE EARNINGS/RATIO* AS OF DECEMBER, 1994

               Japan                                      97.3%
               Taiwan (E)                                 36.0
               Philippines                                28.0
               Malaysia                                   24.2
               World                                      23.2
               Korea (E)                                  22.0
               Indonesia                                  20.9
               Thailand                                   20.1
               Singapore                                  19.5
               CFEFxJ(E)                                  19.4
               USA                                        16.9
               Hong Kong                                  13.3

*Trailing 12 Months
Source: MSCI
(E) Estimate, not from MSCI, 12/31/94

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

EMERGING MARKETS' GROWTH POTENTIAL

Annual growth, as measured by Gross National Product, in the 1990s is projected to be 6.5% in emerging markets as compared with 2.5% in industrial countries, according to the World Bank. According to Morgan Stanley research, the economies in this region are less mature and are expected to have a higher rate of sustainable growth well into the next century. If the high savings in the emerging markets countries as of 1991 are sustained, the savings will provide much of the needed capital for economic growth:


            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates percentage of growth from 0-50% on the vertical axis and countries on the horizontal axis:

                        GROWTH - HIGH SAVINGS RATE (1991)

               Singapore                                 45%
               China                                      43
               Korea                                      37
               Indonesia                                  37
               Thailand                                   34
               Japan                                      34
               Hong Kong                                  33
               Malaysia                                   33
               Taiwan                                     30
               EEC(1)                                     22
               India(1)                                   20
               Mexico                                     20
               Chile                                      18
               Philippines                                16
               Brazil                                     16
               Argentina                                  16
               USA                                        15

Source: World Bank
Note: (1) 1989 data.

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

Morgan Stanley believes that population growth projected by the World Bank for the 1990s, particularly among the middle class, will create buying power and fuel demand for products, leading to economic growth and industrial sophistication:

                       Total Population Middle Classes
                              (Percent Per Annum)

Developed Countries         0.4%             1.1%
Developing Countries        1.9%             5.9%
SOURCE: WORLD BANK

A large percentage of the population is under the age of 15 in emerging countries. As these children mature, they will greatly increase consumption of goods and services.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bar graph that indicates the percentages of population under the age of 15 ranging from 0-50% on the horizontal axis and countries on the vertical axis.

                             YOUNG POPULATION (1991)
                              Source: The Economist
                               Note:(1) 1990 data.

               USA                                       22%
               Argentina(1)                               30
               Brazil(1)                                  35
               Chile(1)                                   31
               Mexico(1)                                  37
               Venezuela(1)                               38
               Indonesia                                  37
               S. Korea                                   27
               Malaysia                                   37
               Philippines                                39
               Taiwan                                     27
               Thailand                                   35
               India                                      36
               Turkey(1)                                  35
               Jordan(1)                                  44
               Nigeria(1)                                 47

     A large percentage of the population is under the age of 15 in emerging countries. As these children mature, they will have a tremendous impact on consumption of goods and services.

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]


     Historically, the average annual total return of emerging markets has exceeded that of developed countries, and other indicators point to significant future growth in the emerging markets:

                          THE CASE FOR EMERGING MARKETS


---------------------------------------------------------------------------------------------------------------
                    RETURNS       GROWTH                               VALUE      UNDER-             DIVERSI-
                                                                                  REPRESEN-          FICATION
                                                                                  TATION
---------------------------------------------------------------------------------------------------------------
                                  Real
                                  GNP          Real                           Foreign Inv.
                    Annual       Growth        EPS                    Mkt         % of
                    Returns      (1994-       Growth        P/E       Cap/    Institutional         Average
                  (1940-1993)     2000)       (1994)       1994       GNP        Assets           Correlation
                                                             E
Emerging Markets   17%          6.5%          15%          24.0x      30%         0.6%                0.07
Developed Markets  13%          2.5%           5%          26.5x      70%        99.4%                0.51%


                         SOURCE: MORGAN STANLEY RESEARCH
 THE RETURNS DO NOT REFLECT ANY ASSET-BASED CHARGES FOR INVESTMENT MANAGEMENT OR
                                 OTHER EXPENSES.
              ASSUMES REINVESTMENT OF ALL DIVIDENDS/DISTRIBUTIONS.
      THE PAST PERFORMANCE OF EMERGING MARKETS, HOWEVER, IS NO GUARANTEE OF

                 THE EMERGING MARKETS FUND'S FUTURE PERFORMANCE.

MORGAN STANLEY: AN AUTHORITY IN LATIN AMERICA AND EMERGING MARKETS

     Over one-third of Morgan Stanley's 9,200 employees live and work outside the United States, enabling them to recognize opportunities as they arise and, more importantly, to act on them quickly.


     At ______, 1996, MSAM, together with its affiliated asset management companies, had approximately ___ billion in assets under management and fiduciary advice, including over ______ million in Latin America markets and over _ billion in equities and fixed income in emerging markets, making it one of the largest investment managers in emerging markets.


     Morgan Stanley portfolio managers have access to proprietary research through Morgan Stanley Capital International (MSCI), the generally recognized standard for measuring the performance of international securities worldwide. MSCI monitors approximately 4,000 of some of the world's leading companies, which account for about 80% of the total market value of the world's stock markets.

GROWTH POTENTIAL IN LATIN AMERICA

     An economic transformation is occurring in Latin America today, which we believe is creating a positive environment for investors. Old (protected) economies are being transformed into new (open) free market economies, as evidenced by many changes, including:


OLD (PROTECTED)                         NEW (OPEN)
---------------                         ----------
High import tariffs                     Low tariffs
Regulated exchange rates                Free exchange rates
Regulated interest rates                Market interest rates
Investment restrictions                 Open foreign investment
High tax rates                          Competitive tax rates
Command economy                         Market economy
Employment priority                     Efficiency priority
Subsidies                               Competitive market prices
State-owned industry                    Privatization
Deficit spending                        Fiscal austerity
Capital flight                          Return capital
High inflation                          Lower inflation

     According to Morgan Stanley research, the economies in this region are less mature and are expected to have higher rates of sustainable growth well into the next century. We believe the greatest potential for gain is when situations are improving and not when they are mature.

            [THE FOLLOWING IS A TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

The following replaces a bell curve line graph that indicates development increasing upward in the vertical axis and time of maturity increasing to the right in the horizontal axis:

                           EMERGING MARKET LIFE CYCLE

------------------------------------------------------------------------------
COUNTRIES       BEHIND-THE-     EMERGING       ESTABLISHED      MATURE
                SCENES          MARKETS        GROWTH           ECONOMIES
------------------------------------------------------------------------------
Germany                                                         X
------------------------------------------------------------------------------
U.S.                                                            X
------------------------------------------------------------------------------
Japan                                          X
------------------------------------------------------------------------------
U.K.                                                            X
------------------------------------------------------------------------------
Spain                                          X
------------------------------------------------------------------------------
Hong Kong                                      X
------------------------------------------------------------------------------
Singapore                                      X
------------------------------------------------------------------------------
Portugal                                       X
------------------------------------------------------------------------------
Taiwan                          X
------------------------------------------------------------------------------
Greece                          X
------------------------------------------------------------------------------
Korea                           X
------------------------------------------------------------------------------
Malaysia                        X
------------------------------------------------------------------------------
Turkey                          X
------------------------------------------------------------------------------
Thailand                        X
------------------------------------------------------------------------------
Mexico                          X
------------------------------------------------------------------------------
Chile                           X
------------------------------------------------------------------------------
Argentina                       X
------------------------------------------------------------------------------
Venezuela                       X
------------------------------------------------------------------------------
Indonesia                       X
------------------------------------------------------------------------------
Philippines                     X
------------------------------------------------------------------------------
India                           X
------------------------------------------------------------------------------
Brazil                          X
------------------------------------------------------------------------------
Pakistan                        X
------------------------------------------------------------------------------
Sri Lanka                       X
------------------------------------------------------------------------------
Peru                            X
------------------------------------------------------------------------------
Egypt           X
------------------------------------------------------------------------------
Sub-Saharan
Africa          X
------------------------------------------------------------------------------
Eastern Europe  X
------------------------------------------------------------------------------
Cuba            X
------------------------------------------------------------------------------
Vietnam         X
------------------------------------------------------------------------------
Iran            X
------------------------------------------------------------------------------

Source: Morgan Stanley Research

                  [END OF TABULAR REPRESENTATION THAT REPLACES
                  GRAPHIC MATERIAL FOR EDGAR FILING PURPOSES.]

     Historically, this region's economy has grown faster than the industrial countries, as measured by Gross Domestic Product, and the World Bank projects it to grow twice as fast as the industrial countries by the year 2000.

                               Real GDP Growth

                            1965-93    1993-2000
                                        Forecast

Latin America                4.3%         5.0%
Industrial Countries         3.1%         2.5%
SOURCE: WORLD BANK

PAST PERFORMANCE OF LATIN AMERICAN MARKETS, HOWEVER, IS NO GUARANTEE OF THE LATIN AMERICAN FUND'S FUTURE PERFORMANCE.

     Morgan Stanley believes that the population growth projected by the World Bank for the 1990s in these developing countries, particularly among the middle class, will create buying power and fuel demand for products, leading to economic growth and industrial sophistication:


                                  Growth of
                                    Total             Growth of
                                  Population       Middle Classes

                                      (Percent Per Annum)

Developed Countries                  0.4%               1.1%
Developing Countries                 1.9%               5.9%
SOURCE: WORLD BANK

     According to Morgan Stanley research, historically, annualized returns of stock markets in this region have been superior, and on a relative basis, stock prices in this region are significantly lower than developed markets as well as other emerging markets, as measured by price/earnings ratios.

                                      1988-93
                                      Annualized         1993
                                       Return           Return


S&P 500                                 14.5%            10.0%
T-Bills                                  5.7%             3.1%
Emerging Growth Stocks                  18.4%            21.0%
U.S. Government Bonds                   10.7%             8.2%
EAFE                                     2.0%            32.6%
Japanese Stocks                         -7.0%            25.5%
Emerging Market Equities                16.5%            67.5%
MSCI LATIN AMERICA                      42.4%            49.1%


SOURCE: MORGAN STANLEY RESEARCH

     The returns do not reflect any asset-based charges for investment management or other expenses. Assumes reinvestment of all dividends/distribution. Past Performance is no guarantee of the Latin American Fund's future performance.

                         Price/Earnings Ratio

Developed Markets*              28.4X
Emerging Markets*               13.9X
LATIN AMERICA**                 17.2X

SOURCE: EMERGING MARKETS P/E REPRESENTED BY THE IFC INDEX, DEVELOPED MARKETS BY MSCI WORLD
          *    PROSPECTIVE 1995
          **   TRAILING AS OF DECEMBER 31, 1994


                                 Market Cap/GNP
                              (As of March 3, 1994)

Developed Markets                      .7
Emerging Markets                       .3
LATIN AMERICA                          .3
SOURCE: EMERGING MARKETS P/E REPRESENTED BY THE IFC INDEX, DEVELOPED MARKETS BY MSCI WORLD


                               GENERAL INFORMATION

Description of Shares and Voting Rights


     The Fund's Articles of Incorporation permit the Directors to issue 21.75 billion shares of common stock, par value $.001 per share, from an unlimited number of Investment Funds. Currently the Fund is authorized to offer shares of seventeen Investment Funds, fourteen of which have Class A, Class B and Class C shares.


     The shares of each Investment Fund of the Fund are fully paid and non-assessable, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Investment Fund of the Fund have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so. A shareholder is entitled to one vote for each full share owned (and a fractional vote for each fractional share owned), then standing in his name on the books of the Fund.

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Investment Fund's net investment income, if any. Each Investment Fund may choose to make sufficient distributions of net capital gains to avoid liability for federal excise tax. An Investment Fund will not be subject to federal income tax on capital gains or ordinary income distributed to shareholders so long as it qualifies as a RIC (see discussion under "Dividends and Distributions" and "Taxes" in the Prospectus). However, the Fund may also choose to retain net realized capital gains and pay taxes on such gains. The amounts of any income dividends or distributions cannot be predicted.


     Any dividend or distribution paid shortly after an investor purchases shares of an Non-Money Market Fund will reduce the per share net asset value of that Investment Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes to shareholders subject to taxes as set forth in the Prospectus.


     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and distributions of an Investment Fund are automatically reinvested in additional shares of that Investment Fund at net asset value as of the business day following the record date. This reinvestment policy will remain in effect until the shareholder notifies the Transfer Agent in writing at least three days prior to a record date that the shareholder has elected either the Income Option (income dividends in cash and distributions in additional shares at net asset value) or the Cash Option (both income dividends and distributions in cash). No initial sales charge or CDSC is imposed on shares of any of the Investment Funds, including the Non-Money Funds, that are purchased through the automatic reinvestment of dividends and distributions of an Investment Fund.

     Each Investment Fund generally will be treated as a separate corporation (and hence as a separate "regulated investment company") for federal tax purposes. Any net capital gains of any Investment Fund, whether or not distributed to investors, cannot be offset against net capital losses of any other Investment Fund.

CUSTODY ARRANGEMENTS

     Chase serves as the Fund's domestic custodian except with respect to the Money Market Funds. Chase is not affiliated with Morgan Stanley & Co. Incorporated. Morgan Stanley Trust Company, Brooklyn, NY, acts as the Fund's custodian for foreign assets held outside the United States and employs subcustodians who were approved by the Directors of the Fund in accordance with Rule 17f-5 adopted by the SEC under the 1940 Act. Morgan Stanley Trust Company is an affiliate of Morgan Stanley & Co. Incorporated. In the selection of foreign subcustodians, the Directors consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Fund, and the reputation of the institution in the particular country or region. PNC Bank, N.A. serves as the Fund's custodian for each of the Money Market Funds.

DESCRIPTION OF SECURITIES AND RATINGS

I.  DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     EXCERPTS FROM MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") DESCRIPTION OF BOND RATINGS: AAA - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of
other terms of the contract over any long period of time may be small.   CAA -
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     EXCERPTS FROM STANDARD & POOR'S CORPORATION ("S&P") DESCRIPTION OF BOND
RATINGS: AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree. A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories. BB, B, CCC, CC - Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used are as follows: MIG-1
- best quality, enjoying strong protection from established cash flows of funds for their servicing or from established broad-based access to the market for refinancing, or both; MIG-2 - high quality with margins of protection ample although not so large as in the preceding group.

     DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: Prime-1 ("P1") - Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: S-1+ - very strong capacity to pay principal and interest; SP-1 - strong capacity to pay principal and interest.

     DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPER RATINGS: A-1+ - this designation indicates the degree of safety regarding timely payment is overwhelming. A-1 - this designation indicates the degree of safety regarding timely payment is very strong.

     WITH RESPECT TO RATINGS BY IBCA LTD., the designation A1 by IBCA, Ltd. indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

II.  DESCRIPTION OF UNITED STATES GOVERNMENT SECURITIES

     The term "United States Government securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     United States Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by federal agencies and United States Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Associates, are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury, if needed to service debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the United States Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the United States Government.

     Some of the United States Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

     An instrumentality of the United States Government is a Government agency organized under federal charter with Government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks, and the Federal National Mortgage Association.

III.  FOREIGN INVESTMENTS

     The Investment Funds may invest in securities of foreign issuers. Investors should recognize that investing in such foreign securities involves certain special considerations which are not typically associated with investing in United States issuers. For a description of the effect on the Investment Funds of currency exchange rate fluctuations, see "Investment Objectives and Policies
- Forward Foreign Currency Exchange Contracts" above. As foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers, there may be less information available about certain foreign companies than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Foreign securities not listed on a recognized domestic or foreign exchange are regarded as not readily marketable and therefore such investments will be limited to 15% of an Investment Fund's net asset value at the time of purchase.

     Although the Investment Funds will endeavor to achieve the most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on United States exchanges.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Except in the case of the Global Fixed Income Fund, Asian Growth Fund, European Equity Fund and Worldwide High Income Fund, it is not expected that an Investment Fund or its shareholders would be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes. However, these foreign withholding taxes may not have a significant impact on any such Investment Fund because its investment objective is to seek long-term capital appreciation and any dividend or interest income should be considered incidental.

IV.  EMERGING COUNTRY EQUITY AND DEBT SECURITIES

     The definition of emerging country equity or debt securities of each of the Global Equity Allocation, Global Fixed Income, Asian Growth, Emerging Markets, Latin American, European Equity and Worldwide High Income Funds includes securities of companies that may have characteristics and business relationships common to companies in a country or countries other than an emerging country. As a result, the value of the securities of such companies may reflect economic and market forces applicable to other countries, as well as to an emerging country. The Adviser believes, however, that investment in such companies will be appropriate because the Investment Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in an emerging country such that their value will tend to reflect developments in such emerging country to a greater extent than developments in another country or countries. The Investment Fund may invest in companies organized and located in countries other than an emerging country, including companies having their entire production facilities outside of an emerging country, when securities of such companies meet one or more elements of the Investment Fund's definition of an emerging country debt security and so long as the Adviser believes at the time of investment that the value of the company's securities will reflect principally conditions in such emerging country.


     The value of debt securities held by the Investment Fund generally will vary inversely to changes in prevailing interest rates. The Investment Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Investment Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

     Investments in emerging country government debt securities involve special risks. Certain emerging countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Investment Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

     The Investment Fund may invest in certain debt obligations customarily referred to as "Brady Bonds," which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. The Investment Fund may purchase Brady Bonds either in the primary or secondary markets. The price and yield of Brady Bonds purchased in the secondary market will reflect the market conditions at the time of purchase, regardless of the stated face amount and the stated interest rate. With respect to Brady Bonds with no or limited collateralization, the Investment Fund will rely for payment of interest and principal primarily on the willingness and ability of the issuing government to make payment in accordance with the terms of the bonds.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held to the scheduled maturity of the defaulted Brady Bonds by the collateral agent, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.

     Brady Plan debt restructurings totaling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil and Poland have announced plans to issue Brady Bonds aggregating approximately $52 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

                              FINANCIAL STATEMENTS


     The Fund's audited financial statements and notes thereto for the fiscal year ended June 30, 1995, and the report thereon of Price Waterhouse LLP, independent accountants, which appear in the June 30, 1995 Annual Report to Shareholders are incorporated herein by reference. The High Yield Fund, U.S. Real Estate Fund, International Magnum Fund, Japanese Equity Fund, European Equity Fund, Aggressive Equity Fund, Growth and Income Fund, Money Market Fund, Tax-Free Money Market Fund and Government Obligations Money Market Fund were not operational as of the date of the Annual Report.

     The PCS Cash Fund, Inc.'s audited financial statements and notes thereon for the fiscal year ended June 30, 1996, and the report thereon of Coopers & Lybrand, L.L.P., which appear in the PCS Cash Fund, Inc.'s Annual Report to Shareholders follow.

     These financial statements and notes thereon relate to the PCS Money
Market Portfolio and PCS Government Obligations Money Market Portfolio which were the predecessors of the Morgan Stanley Money Market Fund and Morgan Stanley Government Obligations Money Market Fund, respectively.

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO

                               STATEMENT OF NET ASSETS

                                    JUNE 30, 1996

                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
AGENCY OBLIGATIONS (11.6%)
  Federal Home Loan Bank Discount Note
    5.52%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $10,000              $10,000,000
  Federal National Mortgage Association Discount Note
    5.18%, 09/20/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,000                9,883,450
                                                                                                                    ------------

  TOTAL AGENCY OBLIGATIONS (COST $19,883,450). . . . . . . . . . . . . . . . .                                       19,883,450
                                                                                                                    ------------
CERTIFICATES OF DEPOSIT (10.5%)
  BANKS
    Duetsche Bank Financial, Inc.
       5.37%, 07/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
    National Westminister Bank (NY)
       5.36%, 07/10/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,015
    Royal Bank of Canada (NY)(Banks LOC)
       6.05%, 06/11/97 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
                                                                                                                    ------------

  TOTAL CERTIFICATES OF DEPOSIT (COST $18,000,015) . . . . . . . . . . . . . .                                       18,000,015
                                                                                                                    ------------

COMMERCIAL PAPER (35.4%)
  BEVERAGES (3.5%)
    Coca-Cola Financial Corp.
       5.28%, 08/08/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,966,560
                                                                                                                    ------------


  COMPUTER & OFFICE EQUIPMENT (4.0%)
    Hewlett-Packard Co.
       5.38%, 09/24/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000                6,911,081
                                                                                                                    ------------

FINANCIAL (8.7%)
  Abbey Nat'l North Amer. Corp.
    5.35%, 11/29/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000                2,932,679
  ABN-AMRO North American Finance Corp.
    5.30%, 07/11/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,991,167
  UBS Financial, Inc.
    5.55%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                6,000,000
                                                                                                                    ------------

  TOTAL FINANCIAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                       14,923,846
                                                                                                                    ------------


                   See accompanying notes to financial statements.

                                  PCS CASH FUND, INC.
                                Money Market Portfolio
                          Statement of Net Assets (Continued)
                                    June 30, 1996


                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
COMMERCIAL PAPER (CONTINUED)
  MOTOR VEHICLES & CAR BODIES (4.6%)
    Daimler Benz
       5.38%, 08/02/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $ 3,000             $  2,985,653
       5.44%, 11/14/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,000                4,897,339
                                                                                                                    ------------
  TOTAL MOTOR VEHICLES & CAR BODIES. . . . . . . . . . . . . . . . . . . . . .                                        7,882,992
                                                                                                                    ------------
  OIL & GAS (3.5%)
    Koch Industries, Inc.
       5.30%, 07/15/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,987,633
                                                                                                                    ------------
  RESTAURANTS (4.1%)
    McDonald's Corp.
       5.35%, 07/15/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   7,000                6,985,436
                                                                                                                    ------------
  SERVICES - EDUCATIONAL (3.5%)
    Harvard University
       5.34%, 07/23/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,980,420
                                                                                                                    ------------
  TELECOMMUNICATIONS (3.5%)
    Ameritech Capital Funding Corp.
       5.28%, 07/16/96 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   6,000                5,986,800
                                                                                                                    ------------
TOTAL COMMERCIAL PAPER (COST $60,624,768). . . . . . . . . . . . . . . . . . .                                       60,624,768
                                                                                                                    ------------













                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO
                         STATEMENT OF NET ASSETS (CONCLUDED)
                                    JUNE 30, 1996

                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----


VARIABLE RATE OBLIGATIONS (25.2%)
    Federal National Mortgage Association FLoating Rate Notes
       5.18%, 07/01/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $ 5,000             $  4,998,642
       5.19%, 09/02/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000               15,000,000
       5.25%, 10/11/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                   3,000                2,999,176
  Federal National Mortgage Association Medium Term Note
       5.28%, 07/16/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                   5,000                4,999,626
    Student Loan Marketing Association Floating Rate Note
       5.59%, 07/02/96** . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,000               15,008,299
                                                                                                                    ------------

  TOTAL VARIABLE RATE OBLIGATIONS (COST $43,005,743) . . . . . . . . . . . . .                                       43,005,743
                                                                                                                    ------------
REPURCHASE AGREEMENT (17.2%)
    Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement dated
       06/28/96, to be repurchased at $29,379,154 collateralized
       by $29,325,000, U.S. Treasury Bonds 7.25%, due
       05/15/96.  The total market value and accrued interest of
       the collateral is $30,235,908)(cost $29,366,000). . . . . . . . . . . .                  29,366               29,366,000
                                                                                                                    ------------
TOTAL INVESTMENTS (COST $170,879,976*) . . . . . . . . . . . . . . .      99.9%                                    $170,879,976
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.3%                                         447,415
LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (0.2%)                                       (354,365)
                                                                                                                    ------------
NET ASSETS (BASED ON 171,084,598 SHARES, HAVING A PAR
  VALUE OF $.001 PER SHARE). . . . . . . . . . . . . . . . . . . . .     100.0%                                    $170,973,026
                                                                                                                    ------------
                                                                                                                    ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE ($170,973,026 DIVIDED BY 171,084,598 SHARES OUTSTANDING)                                                           $1.00
                                                                                                                          ------
                                                                                                                          ------


--------------
 *Also cost for Federal income tax purposes.
**Variable Rate Obligations -- the interest rate shown is the rate as of June
  30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.









                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                               STATEMENT OF NET ASSETS
                                    JUNE 30, 1996


                                                                                                 FACE
                                                                                                AMOUNT
                                                                                                 (000)                 VALUE
                                                                                                 -----                 -----
AGENCY OBLIGATIONS (82.1%)
         Federal Farm Credit Bank Discount Note
              5.29%, 07/02/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $10,000             $  9,998,531
         Federal Home Loan Bank Discount Notes
              5.52%, 07/01/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30,000               30,000,000
              5.26%, 07/05/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,994,156
         Federal Home Loan Mortgage Corporation Discount Notes
              5.24%, 07/03/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,996,846
              5.31%, 07/08/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,989,675
              5.26%, 07/10/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,986,850
              5.28%, 07/15/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,979,467
              5.29%, 07/16/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,977,958
              5.29%, 07/18/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,975,019
              5.30%, 07/23/96. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,000                9,967,611
                                                                                                                    ------------
    TOTAL AGENCY OBLIGATIONS (COST $119,866,113). . . . . . . . . . . . . . . . . . . .                             119,866,113
                                                                                                                    ------------

VARIABLE RATE OBLIGATIONS (4.8%)
         Federal National Mortgage Association Floating Rate Note
              5.25%, 10,11/96**. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,000                1,999,451
         Federal National Mortgage Association Medium Term Note
              5.28%, 07/16/96**. . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5,000                4,999,626
                                                                                                                    ------------
    TOTAL VARIABLE RATE OBLIGATIONS (COST$6,999,077) . . . . . . . . . . . . . . . . . .                              6,999,077
                                                                                                                    ------------
REPURCHASE AGREEMENT (13.2%)
         Goldman, Sachs & Co. 5.38%, 07/01/96 (Agreement
              dated 06/28/96, to be repurchased at $19,294,638
              collateralized by $19,260,000, U.S. Treasury Bonds
              7.25%, due 05/15/16.  The total market value and
              accrued interest of the collateral is $19,858,264)
              (cost $19,286,000). . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19,286               19,286,000
                                                                                                                    ------------










                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                         STATEMENT OF NET ASSETS (CONCLUDED)
                                    JUNE 30, 1996

                                                                                                                       VALUE
                                                                                                                       -----
TOTAL INVESTMENTS (COST $146,151,190). . . . . . . . . . . . . . . . . . . . . . .              100.1%             $146,151,190
OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                0.0%                   43,994
LIABILITIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (0.1%)                (217,628)
                                                                                                                    ------------
NET ASSETS (BASED ON 146,076,545 SHARES, HAVING A PAR
    VALUE OF $.001 PER SHARE). . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%             $145,977,556
                                                                                               --------             ------------
                                                                                               --------             ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
    SHARE ($145,977,556 DIVIDED BY 146,076,545 SHARES OUTSTANDING)                                                        $1.00
                                                                                                                          ------
                                                                                                                          ------


------------------
 *Also cost for Federal income tax purposes.
**Variable Rate Obligations -- the interest rate shown is the rate as of June
  30, 1996 and the maturity date is the shorter of the next interest readjustment date or the date the principal amount can be recovered through demand.

















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                               STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED JUNE 30, 1996


                                                                                                              GOVERNMENT OBLIGATIONS
                                                                                            MONEY MARKET            MONEY MARKET
                                                                                              PORTFOLIO               PORTFOLIO
                                                                                       ---------------------  ----------------------
INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .              $9,502,974               $4,948,893
                                                                                            -----------              -----------

EXPENSES
    Distribution fees (Note 2).  . . . . . . . . . . . . . . . . . . . . . . .                 843,776                  439,236
    Investment advisory fees (Note 2)  . . . . . . . . . . . . . . . . . . . .                 759,398                  395,312
    Administration fees (Note 2) . . . . . . . . . . . . . . . . . . . . . . .                 167,790                  105,462
    Registration fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  95,232                   26,020
    Custodian fees (Note 2)  . . . . . . . . . . . . . . . . . . . . . . . . .                  50,957                   26,756
    Transfer agent fees (Note 2) . . . . . . . . . . . . . . . . . . . . . . .                  49,945                   12,000
    Printing fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  26,500                   22,500
    Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  17,250                   16,445
    Insurance expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,485                   15,485
    Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  15,356                   12,978
    Directors' fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   8,597                    8,597
    Miscellaneous expense. . . . . . . . . . . . . . . . . . . . . . . . . . .                  10,443                   10,959
                                                                                            -----------              -----------
                                                                                             2,060,729                1,091,750
LESS FEES VOLUNTARILY WAIVED (NOTE 2). . . . . . . . . . . . . . . . . . . . .                (406,928)                (257,203)
                                                                                            -----------              -----------
  Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1,653,801                  834,547
                                                                                            -----------              -----------
NET INVESTMENT INCOME. . . . . . . . . . . . . . . . . . . . . . . . . . . . .               7,849,173                4,114,346
NET REALIZED LOSS ON INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . .                 (99,906)                 (98,989)
                                                                                            -----------              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . .              $7,749,267               $4,015,357
                                                                                            -----------              -----------
                                                                                            -----------              -----------















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                MONEY MARKET PORTFOLIO
                          STATEMENT OF CHANGES IN NET ASSETS


                                                                                           FOR THE YEAR             FOR THE YEAR
                                                                                               ENDED                    ENDED
                                                                                          JUNE 30, 1996            JUNE 30, 1995
                                                                                          -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .            $  7,849,173             $  6,917,658
    Net realized loss on investments . . . . . . . . . . . . . . . . . . . . .                 (99,906)                 (11,667)
                                                                                          -------------            -------------
    Net increase in net assets resulting from operations . . . . . . . . . . .               7,749,267                6,905,991
                                                                                          -------------            -------------
  Dividends to shareholders from:
    Net investment income ($.0463 and $.0446 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .              (7,849,173)              (6,917,658)
    Net realized gains ($.0000 and $.0001 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .                      --                   (7,700)
                                                                                          -------------            -------------
  Total dividends to shareholders. . . . . . . . . . . . . . . . . . . . . . .              (7,849,173)              (6,925,358)
                                                                                          -------------            -------------
  Decrease in net assets derived from capital
    share transactions (Note 3). . . . . . . . . . . . . . . . . . . . . . . .                (441,635)              (5,064,947)
                                                                                          -------------            -------------
  Total decrease in net assets . . . . . . . . . . . . . . . . . . . . . . . .                (541,541)              (5,084,314)

NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             171,514,567              176,598,881
                                                                                          -------------            -------------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $170,973,026             $171,514,567
                                                                                          -------------            -------------
                                                                                          -------------            -------------




















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                         STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           FOR THE YEAR             FOR THE YEAR
                                                                                               ENDED                    ENDED
                                                                                          JUNE 30, 1996            JUNE 30, 1995
                                                                                          -------------            -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . .            $  4,114,346             $  9,351,381
    Net realized gain (loss) on investments. . . . . . . . . . . . . . . . . .                 (98,989)                  11,936
                                                                                          -------------            -------------
    Net increase in net assets resulting from operations . . . . . . . . . . .               4,015,357                8,363,317
                                                                                          -------------            -------------
  Dividends to shareholders from:
    Net investment income ($.0464 and $.0448 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .              (4,114,346)              (8,351,381)
    Net realized gains ($.0001 and $.0000 per
       share, respectively). . . . . . . . . . . . . . . . . . . . . . . . . .                 (11,936)                    (572)
                                                                                          -------------            -------------
  Total dividends to shareholders. . . . . . . . . . . . . . . . . . . . . . .              (4,126,282)              (9,351,953)
                                                                                          -------------            -------------
  Increase (decrease) in net assets derived from capital
    share transactions (Note 3) . . . . . . . . . . . . . . . . . . . . . . .               78,583,923              (35,057,979)
                                                                                          -------------            -------------
  Total increase (decrease) in net assets. . . . . . . . . . . . . . . . . . .              78,472,998              (35,046,615)

NET ASSETS:
  Beginning of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              67,504,558              102,551,173
                                                                                          -------------            -------------
  End of year. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $145,977,556             $ 67,504,558
                                                                                          -------------            -------------
                                                                                          -------------            -------------
















                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                                 FINANCIAL HIGHLIGHTS
                    (for a share outstanding through each period)

MONEY MARKET PORTFOLIO
                                                           FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                              ENDED          ENDED           ENDED          ENDED         ENDED
                                                          JUNE 30, 1996  JUNE 30, 1995   JUNE 30, 1994  JUNE 30, 1993 JUNE 30, 1992
                                                          -------------  -------------   -------------  ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .     $   1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------        --------       --------       --------       --------
Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . .       0.0463          0.0446         0.0246         0.0243         0.0402
  Net realized gains/(losses) on investments . . . . .       (.0006)         0.0001             --         0.0001             --
Less dividends to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .      (0.0463)        (0.0446)       (0.0246)       (0.0243)       (0.0402)
  Net realized gains . . . . . . . . . . . . . . . . .           --         (0.0001)            --        (0.0001)            --
                                                            --------        --------       --------       --------       --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .     $   1.00        $   1.00       $   1.00       $   1.00       $   1.00
                                                            --------        --------       --------       --------       --------
                                                            --------        --------       --------       --------       --------
Total return . . . . . . . . . . . . . . . . . . . . .        4.72%           4.55%          2.49%          2.47%          4.11%
Ratios of expenses to average net assets . . . . . . .      0.98%(b)        0.98%(b)       0.98%(b)       0.98%(b)       0.98%(b)
Ratios of net investment income to
  average net assets . . . . . . . . . . . . . . . . .      4.65%(b)        4.45%(b)       2.45%(b)       2.44%(b)       3.97%(b)
Net assets at end of period (000). . . . . . . . . . .     $170,973        $171,515       $176,599       $156,310       $190,034

GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO
                                                                                                                   FOR THE PERIOD
                                                                                                                   MARCH 12, 1992
                                                       FOR THE YEAR    FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   (COMMENCEMENT
                                                           ENDED          ENDED          ENDED          ENDED      OF OPERATIONS)
                                                      JUNE 30, 1996   JUNE 30, 1995  JUNE 30, 1994  JUNE 30, 1993  TO JUNE 30, 1992
                                                      --------------  -------------  --------------  ------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . .   $   1.00       $   1.00       $   1.00       $   1.00        $   1.00
                                                          ---------      ---------      ---------      ---------       --------
Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . .     0.0464         0.0448         0.0243         0.0246          0.0094
  Net realized gains/(losses) on investments . . . . .    (0.0011)            --         0.0011         0.0002              --
Less dividends to shareholders from:
  Net investment income. . . . . . . . . . . . . . . .    (0.0464)       (0.0448)       (0.0243)       (0.0246)        (0.0094)
  Net realized gains . . . . . . . . . . . . . . . . .    (0.0001)            --        (0.0011)       (0.0002)             --
                                                          ---------      ---------      ---------      ---------       --------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . .   $   1.00       $   1.00       $   1.00       $   1.00        $   1.00
                                                          ---------      ---------      ---------      ---------       --------
                                                          ---------      ---------      ---------      ---------       --------
Total return . . . . . . . . . . . . . . . . . . . . .      4.72%          4.58%          2.45%          2.51%        0.94%(c)
Ratio of expenses to average net assets. . . . . . . .    0.95%(b)       0.95%(b)       0.95%(b)       0.95%(b)       0.95%(a)(b)
Ratio of net investment income to
  average net assets . . . . . . . . . . . . . . . . .    4.68%(b)       4.61%(b)       2.40%(b)       2.50%(b)       3.07%(a)(b)
Net assets at end of period (000). . . . . . . . . . .   $145,978        $67,505       $102,551       $101,736     $269,627


---------------------
(a) Annualized.
(b) Without the voluntary waiver of advisory and distribution fees, the ratios of expenses to average net assets would have been 1.22%, 1.18%, 1.19%, 1.20%, and 1.27% for the Money Market Portfolio and 1.24%, 1.12%, 1.22%, 1.19% and 1.29% annualized for the Government Obligations Money Market Portfolio. The ratios of net investment income to average net assets would have been 4.41%, 4.25% 2.24%, 2.22%, and 3.68% for the Money Market Portfolio and 4.39%, 4.44%, 2.13%, 2.26% and 2.73% annualized for the Government Obligations Money Market Portfolio.
(c) Not annualized. Total return, if on an annualized basis, would have been 3.16% for the Government Obligations Money Market Portfolio.


                   See accompanying notes to financial statements.

                                 PCS CASH FUND, INC.

                            NOTES TO FINANCIAL STATEMENTS
                                    JUNE 30, 1996

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PCS Cash Fund, Inc. (The "Fund"), an open-end diversified management investment company, was incorporated in Maryland on January 5, 1989, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

    The Fund is authorized to issue 10 billion shares, $.001 par value per share, of which 1 billion are classified in each of the following three portfolios: PCS Money Market Portfolio, PCS Tax-Free Money Market Portfolio, and PCS Government Obligations Money Market Portfolio. There are currently no shares outstanding in the Tax-Free Money Market Portfolio.

    Preparation of the financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that effect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the fund in the preparation of their financial statements:

         A)SECURITY VALUATION -- Portfolio securities are valued under the amortized cost method, which approximates current market value. Under this method, securities are valued at cost when purchased and, thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain net asset value per share at $1.00. INVESTMENT IN SHARES OF THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

         B)SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis.

         C)DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually.

         D)FEDERAL INCOME TAXES -- The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and Federal excise taxes. Therefore, no provision has been recorded for Federal income or Federal excise taxes.

         E)REPURCHASE AGREEMENTS -- The Fund may purchase money market instruments from financial institutions, such as banks and non-bank dealers, subject to the seller's agreement to repurchase them at an agreed upon date and price (repurchase agreements). Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked-to-market daily.
    The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian.

                                 PCS CASH FUND, INC.

                                    JUNE 30, 1996


NOTE 2 -- TRANSACTIONS WITH AFFILIATES AND OTHERS

    The Fund has entered into an investment advisory agreement with Morgan Stanley Asset Management Inc. (The "Advisor"), a wholly owned subsidiary of Morgan Stanley Group Inc. The Fund has also entered into an Administration and Accounting Services Agreement with PFPC Inc., a wholly owned subsidiary of PNC Bank Corp., and a distribution agreement with Morgan Stanley & Co. Inc. PNC Bank Corp. serves as custodian for each of the Fund's portfolios. PFPC Inc. also serves as the Fund's transfer agent.

    For the advisory services provided and expenses assumed by it, the Advisor is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of .45% of the first $250 million of the Portfolio's daily net assets, .40% of the next $250 million of the portfolio's daily net assets and .35% of the Portfolio's daily net assets in excess of $500 million. The Advisor may, at its discretion from time to time, waive voluntarily all of any portion of its advisory fee or reimburse the Portfolio for a portion of the expenses of its operations. For the year ended June 30, 1996, advisory fees, net of voluntary fee waivers, were $605,601 for the Money Market Portfolio and $350,061 for the Government Obligations Money Market Portfolio.

    As required by various state regulations in which the Fund is registered to sell shares, the Advisor will reimburse each Portfolio if and to the extent that the aggregate operating expenses of the Portfolio exceed applicable state limits for the fiscal year. Currently, the most restrictive of such applicable limits is 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the remaining average annual net assets. Certain expenses such as brokerage commissions, taxes, interest, and extraordinary items are excluded from this limitation. No such reimbursements were required for the year ended June 30, 1996.

    For administration services provided, PFPC Inc. is entitled to receive from each Portfolio a fee, computed daily and payable monthly, at an annual rate of .10% of the first $200 million daily net assets, .075% of the next $200 million of daily net assets, .05% of the next $200 million of daily net assets and .03% of the daily assets in excess of $600 million.

    The Fund has adopted a Plan of Distribution and pursuant thereto has entered into an agreement under which the distributor, Morgan Stanley & Co. Inc., (the "Distributor") is entitled to receive from each Portfolio compensation of its distribution costs at an annual rate of up to .50% of daily net assets. The Distributor may at its discretion from time to time waive voluntarily all of any portion of its distribution fee. For the year ended June 30, 1996, distribution fees, net of voluntary fee waivers, were $590,645 for the Money Market Portfolio and $227,284 for the Government Obligations Money Market Portfolio.

                                 PCS CASH FUND, INC.

                     NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
                                    JUNE 30, 1996

NOTE 3 -- CAPITAL STOCK

    Transactions in capital stock for each Portfolio were as follows:

                                MONEY MARKET PORTFOLIO

                                                                   FOR THE                                 FOR THE
                                                                YEAR ENDED                              YEAR ENDED
                                                                JUNE 30, 1996                          JUNE 30, 1995
                                                   ------------------------------------    --------------------------------------
                                                         SHARES               VALUE               SHARES                VALUE
                                                         ------               -----               ------                -----
Shares sold. . . . . . . . . . . . . . . . . . .   1,390,773,760         $1,390,773,760     1,261,410,987          $1,261,410,987
Shares issued in reinvestment of dividends . . .       7,425,521              7,425,521         6,579,514               6,579,514
Shares redeemed. . . . . . . . . . . . . . . . .  (1,398,640,916)        (1,398,640,916)   (1,273,055,448)         (1,273,055,448)
                                                    -------------        ---------------   --------------          --------------
Net decrease . . . . . . . . . . . . . . . . . .        (441,635)        $     (441,635)       (5,064,947)         $   (5,064,947)
                                                    -------------        ---------------   --------------          --------------
                                                    -------------        ---------------   --------------          --------------


                    GOVERNMENT OBLIGATIONS MONEY MARKET PORTFOLIO

                                                                   FOR THE                                 FOR THE
                                                                YEAR ENDED                              YEAR ENDED
                                                                JUNE 30, 1996                          JUNE 30, 1995
                                                   ------------------------------------    --------------------------------------
                                                         SHARES               VALUE               SHARES                VALUE
                                                         ------               -----               ------                -----
Shares sold. . . . . . . . . . . . . . . . . . .   1,373,640,193         $1,373,640,193      2,017,389,099        $2,017,389,099
Shares issued in reinvestment of dividends . . .       3,510,973              3,510,973          9,053,037             9,053,037
Shares redeemed. . . . . . . . . . . . . . . . .  (1,298,567,243)        (1,298,567,243)    (2,061,500,115)       (2,061,500,115)
                                                    -------------        ---------------      --------------       --------------
Net increase (decrease). . . . . . . . . . . . .      78,583,923         $   78,583,923        (35,057,979)       $  (35,057,979)
                                                    -------------        ---------------      --------------      ---------------
                                                    -------------        ---------------      --------------      ---------------

 NOTE 4 -- NET ASSETS

    At June 30, 1996, net assets consisted of the following:

                                                                                   MONEY MARKET             GOVERNMENT OBLIGATIONS
                                                                                    PORTFOLIO               MONEY MARKET PORTFOLIO
                                                                                   ------------             ----------------------
Capital Paid-in . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $171,084,599                  $146,076,545
Accumulated Net Realized Loss on Investments. . . . . . . . . . . . . . .             (111,573)                      (98,989)
                                                                                   ------------                  ------------
                                                                                  $170,973,026                  $145,977,556
                                                                                   ------------                  ------------
                                                                                   ------------                  ------------


 NOTE 5 -- SUBSEQUENT EVENTS

    On July 16, 1996 the Board of Directors of the Fund approved an Agreement and Plan of Reorganization and Liquidation by and between the Fund and Morgan Stanley Fund, Inc. The Plan, subject to shareholder approval, provides for the transfer of all or substantially all of the Fund's assets and liabilities to Morgan Stanley Fund, Inc. in exchange for shares of Morgan Stanley Fund, Inc.

                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The PCS Cash Fund, Inc.:

We have audited the accompanying statements of net assets of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios), as of June 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of June 30, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PCS Cash Fund, Inc. (Money Market and Government Obligations Money Market Portfolios) as of June 30, 1996 and the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two years then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.


/s/ Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania
July 31, 1996